Turner Funds

Turner Large Cap Growth Fund

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

January 27, 2011

Dear Shareholder:

On behalf of the Board of Trustees of the Turner Funds (the “Trust”), we are pleased to invite you to a special meeting of shareholders of the Turner Large Cap Growth Fund (the “Large Cap Growth Fund”) to be held at 11:00 a.m. (Eastern time) on February 28, 2011 at the offices of Turner Investment Partners, Inc. (“Turner”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 (the “Special Meeting”).  At the Special Meeting, you will be asked to approve a plan of reorganization, dated as of November 19, 2010 (the “Plan of Reorganization”), which contemplates the reorganization of the Turner Large Cap Growth Fund (the “Large Cap Growth Fund”) into the Turner Core Growth Fund (the “Core Growth Fund”).  Institutional Class Shares and Investor Class Shares of the Large Cap Growth Fund will be subject to the reorganization.  The Large Cap Growth Fund and the Core Growth Fund are sometimes referred to as the “Funds.”  The Core Growth Fund will be renamed Turner Large Growth Fund effective January 31, 2011.

The Trustees of the Trust unanimously recommend that you vote to approve the proposed reorganization.

•              Similar Investment Objectives and Policies; Same Lead Portfolio Manager and Investment Adviser

The investment objectives of the Large Cap Growth Fund, the “target” fund, and the Core Growth Fund, the “acquirer” fund, are identical — long term capital appreciation.  The Large Cap Growth Fund seeks to achieve its objective by investing primarily (at least 80% of its net assets) in equity securities of U.S. companies with very large market capitalizations that Turner believes have strong earnings growth potential.  For this purpose the Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States.  Large cap companies are defined by the Fund for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index, the Large Cap Growth Fund’s current benchmark.  The Large Cap Growth Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.  The Core Growth Fund seeks to achieve its objective by investing primarily in equity securities of U.S. companies, typically medium to large

(primarily large) sized companies, that Turner considers to have strong earnings growth potential.

The Core Growth Fund will be renamed Turner Large Growth Fund (the “Large Growth Fund”) effective January 31, 2011, and will invest primarily (at least 80% of its net assets) in equity securities of companies with large market capitalizations as of that date.  Large cap companies will be defined by the Fund for this purpose as companies with market capitalizations at the time of purchase of $3 billion or more.  The Large Growth Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

Turner serves as investment adviser to each of the Funds, with Robert Turner as lead portfolio manager for each of the Funds.  With respect to both Funds, Mr. Turner is assisted by a team of investment professionals.  As of September 30, 2010, the net assets of the Large Cap Growth Fund and the Core Growth Fund were approximately $119 million and $541 million, respectively.

Except with respect to diversification — the Core Growth Fund is diversified while the Large Cap Growth Fund is not — the Large Cap Growth Fund and Core Growth Fund have adopted identical fundamental policies.  In addition, the Core Growth Fund may purchase convertible securities, which the Large Cap Growth Fund may not.  The investment policies and restrictions of the Large Cap Growth Fund are very similar to those of the Core Growth Fund.  However, there are certain differences between the investment policies and restrictions of the Large Cap Growth Fund and the Core Growth Fund.  For example, the Core Growth Fund typically invests in medium to large (primarily large) companies while the Large Cap Growth Fund typically invests in very large companies.  As discussed above, however, effective January 31, 2011, the Core Growth Fund will be renamed Turner Large Growth Fund and will adopt a policy whereby it will invest primarily (at least 80% of its net assets) in equity securities of companies with large market capitalizations.  Despite these differences, Turner believes that because the Funds have identical investment objectives, the same investment adviser, the same lead portfolio manager, and similar investment policies and restrictions, the Funds are substantially similar.

•              Lower Gross Total Operating Expenses; Same Net Total Operating Expenses; No Sales Loads

The gross total operating expense ratio for the Turner Core Growth Fund is lower than that of the Turner Large Cap Growth Fund.  Taking into account fee waivers and expense reimbursements, the total operating expense ratio for the Turner Core Growth Fund is the same as that of the Turner Large Cap Growth Fund.  There will be no sales loads imposed in connection with the reorganization.

2

•              Comparable Recent Relative Performance

Although past performance is no assurance of future results, the investment performance of the Core Growth Fund over the one- and five-year periods ending December 31, 2009 has been better than that of the Large Cap Growth Fund.  The investment performance of the Core Growth Fund over the first three quarters of 2010, however, lagged that of the Large Cap Growth Fund.

•              Potential Economies of Scale

As of September 30, 2010, the net assets of the Large Cap Growth Fund and the Core Growth Fund were approximately $119 million and $541 million, respectively.  Shareholders of both the Large Cap Growth Fund and Core Growth Fund should benefit from the greater efficiencies and economies of scale that can result from an investment in a larger combined fund, including potential lower expense ratios and greater portfolio management efficiencies.  After reviewing and considering, with the assistance of independent legal counsel, a number of factors relating to the Trust, the Funds and Turner, the Trustees determined that the reorganization is in the best interests of the Large Cap Growth and Core Growth Funds and that the interests of the existing shareholders of those Funds would not be diluted as a result of the reorganization.

The Core Growth Fund shares you receive in the reorganization will have the same total dollar value as the total dollar value of the Large Cap Growth Fund shares that you held immediately prior to the reorganization.  The net asset value of the Large Cap Growth Fund will not be affected by the reorganization.  That means that the reorganization will not result in a dilution of any shareholder’s interest.  Therefore, the market value of your shares will remain the same, although the number of shares you own after the reorganization may change.  The exchange of Large Cap Growth Fund shares for Core Growth Fund shares is intended to be tax-free under federal income tax laws.

For more information about the reorganization, please carefully review the enclosed materials.  The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus, a Proxy Ballot and a Fund prospectus are enclosed.

Please return your Proxy Ballot or, for beneficial shareholders only, follow the instructions in the enclosed proxy ballot to vote on-line or by telephone, so that your vote will be counted.

Your vote is important to us regardless of the number of shares that you own.  Please vote by returning your Proxy Ballot today in the enclosed postage-paid envelope. If you are a beneficial shareholder, you also may vote your proxy by a toll-free phone call or by voting on-line, as indicated in your proxy ballot.

If you have any questions about the reorganization, please do not hesitate to contact the Trust toll free at 1-800-224-6312.

3

We look forward to your attendance at the Special Meeting or receiving your proxy card(s) or, if you are a beneficial shareholder, your on-line or telephone instructions, so that your shares may be voted at the Special Meeting.

Sincerely,

Thomas R. Trala
President and Trustee

4

TURNER FUNDS

January 27, 2011

Questions & Answers

For Shareholders of the Large Cap Growth Fund:

The following questions and answers provide an overview of the proposal to reorganize the Large Cap Growth Fund into the Core Growth Fund.  We also encourage you to read the full text of the combined proxy statement/prospectus (the “Proxy/Prospectus”) that follows.

Q:            What are shareholders being asked to vote upon?

A:            Shareholders of the Turner Large Cap Growth Fund (the “Large Cap Growth Fund”) are being asked in the attached Proxy/Prospectus to consider and approve a proposal to reorganize that Fund into the Turner Core Growth Fund (the “Core Growth Fund”).  The Core Growth Fund will be renamed Turner Large Growth Fund effective January 31, 2011.

Q.            Why has the reorganization of the Large Cap Growth Fund into the Core Growth Fund been recommended?

A:            The Trustees of the Trust (the “Trustees”), including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), have determined that the reorganization of the Large Cap Growth Fund into the Core Growth Fund is in the best interest of the shareholders of each of the Large Cap Growth Fund and the Core Growth Fund and that interests of the existing shareholders of the Large Cap Growth Fund and the Core Growth Fund will not be diluted as a result of the reorganization.

Shareholders of both the Large Cap Growth Fund and Core Growth Fund should benefit from the greater efficiencies that are expected to result from the reorganization.  The gross total operating expenses of the Core Growth Fund after the reorganization are expected to be lower than the current gross total operating expenses of the Large Cap Growth Fund and the net total operating expenses of the Core Growth Fund are the same as those of the Large Cap Growth Fund in light of Turner’s contractual commitment to limit expenses of the Core Growth Fund through January 31, 2012.

The Trustees reviewed and considered, with the assistance of independent legal counsel, a number of factors relating to the reorganization.  The Trustees also considered that neither the Large Cap Growth Fund nor the Core Growth Fund will bear any direct fees or expenses in connection with the reorganization.  Under the Plan of Reorganization, dated as of November 19, 2010 (the “Plan of Reorganization”), which contemplates the reorganization of the Large Cap Growth Fund into the Core Growth Fund, all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by the Plan of Reorganization

1

whether or not the transactions contemplated are concluded will be paid by Turner Investment Partners, Inc. (“Turner”).

Q:            What is the anticipated timing of the reorganization?

A:            The Special Meeting of shareholders to consider the proposal is scheduled to occur on February 28, 2011.  If all necessary approvals are obtained, the proposed reorganization will likely take place on approximately March 7, 2011.

Q:            Who will receive the Proxy/Prospectus material?

A:            The Proxy/Prospectus will be mailed to all persons and entities that held shares of record in the Large Cap Growth Fund on January 10, 2011.  Please note that in some cases record ownership of and/or voting authority over Large Cap Growth Fund shares may reside with a fiduciary or other agent.  In these cases, the fiduciary or other agent may receive the combined Proxy/Prospectus.

Q:            How is the Large Cap Growth Fund proposed to be reorganized?

A:            The Plan of Reorganization, approved by the Trustees, contemplates the reorganization of the Large Cap Growth Fund into the Core Growth Fund.  If the reorganization is approved by shareholders, Large Cap Growth Fund shareholders who do not wish to have their Large Cap Growth Fund shares exchanged for shares of the Core Growth Fund as part of the reorganization should redeem their shares prior to the consummation of the reorganization.  If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q:            What are the costs and federal tax implications to shareholders in connection with the proposed reorganization?

A:            The Trust will not bear any direct fees or expenses in connection with the reorganization.  Under the Plan of Reorganization, Turner has agreed to pay all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by the Plan of Reorganization whether or not the transactions contemplated are concluded.

The exchange of Large Cap Growth Fund shares for Core Growth Fund shares is intended to be tax-free under federal income tax laws.  The Trust has received an opinion from its counsel, Drinker Biddle & Reath LLP, (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended.  Nonetheless, it is possible that the sale of securities by the Large Cap Growth Fund prior to the reorganization, although no securities have been earmarked or designated for sale, whether in the ordinary course of business or in anticipation of the reorganization, might increase the amount of the final distribution made by the Large Cap Growth Fund prior to the reorganization, the costs of which will be borne by the Large Cap Growth Fund and its shareholders.  Immediately prior to the reorganization, the Large Cap Growth Fund will declare and pay a final distribution to shareholders of all of the Large Cap

2

Growth Fund’s remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the reorganization.

3

Turner Funds

Turner Large Cap Growth Fund

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On February 28, 2011

To Shareholders of the Turner Large Cap Growth Fund:

NOTICE IS GIVEN THAT a special meeting (the “Special Meeting”) of the shareholders  of the Turner Large Cap Growth Fund (the “Large Cap Growth Fund”) of the Turner Funds (the “Trust”), will be held at 11:00 a.m. (Eastern time), on February 28, 2011 at the offices of Turner Investment Partners, Inc. (“Turner”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 for the purpose of considering and voting upon:

ITEM 1.  A proposal to approve a Plan of Reorganization which provides for and contemplates:  (1) the transfer of all of the assets and liabilities of the Large Cap Growth Fund to the Turner Core Growth Fund (the “Core Growth Fund”) in exchange for Institutional Class Shares and Investor Class Shares of the Core Growth Fund; and (2) the distribution of the Institutional Class Shares of the Core Growth Fund to the shareholders of Institutional Class Shares of the Large Cap Growth Fund and the distribution of the Investor Class Shares of the Core Growth Fund to the shareholders of Investor Class Shares of the Large Cap Growth Fund in liquidation of the Large Cap Growth Fund.

Item 1 is described in the attached Combined Proxy Statement/Prospectus.  The Trustees of the Trust (the “Trustees”) unanimously recommend that you vote in favor of the proposal.

Shareholders of record as of the close of business on January 10, 2011 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

You are requested to mark, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot that is being solicited by the Trustees.  This is important to ensure a quorum at the Special Meeting.  If you are a beneficial shareholder, you also may return proxies by: 1) touch-tone voting or 2) voting on-line.  Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

By Order of the Board of Trustees,

Thomas R. Trala
President and Trustee, Turner Funds

4

We need your proxy vote immediately.  You may think that your vote is not important, but it is.  By law, the Special Meeting will have to be adjourned with respect to the Large Cap Growth Fund without conducting any business if shares representing a majority interest in the Large Cap Growth Fund entitled to vote in person or by proxy at the meeting are not represented at the meeting.  In that event, the Trust would continue to solicit votes for a certain period of time in an attempt to achieve a quorum.  Your vote could be critical in allowing the Trust to hold the Special Meeting as scheduled, so please return your proxy ballot immediately or, if you are a beneficial shareholder, vote on-line or by telephone.

5

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO
BE HELD ON FEBRUARY 28, 2011

The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus are available on the Trust’s website at www.turnerinvestments.com.

By Order of the Board of Trustees

Thomas R. Trala

President and Trustee, Turner Funds

January 27, 2011

1

COMBINED PROXY STATEMENT/PROSPECTUS

January 27, 2011

TURNER FUNDS

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

1-800-224-6312

This combined proxy statement/prospectus (“Proxy/Prospectus”) is being sent to shareholders of the Turner Large Cap Growth Fund (the “Large Cap Growth Fund”), a series of the Turner Funds, a Massachusetts business trust (the “Trust”).  The Trust’s Trustees (the “Trustees”) have called a Special Meeting of Shareholders (the “Special Meeting”) at the offices of Turner Investment Partners, Inc. (“Turner”) on February 28, 2011 at 11:00 a.m. Eastern time.

At the Special Meeting, shareholders will be asked:

•                  To approve a Plan of Reorganization dated as of November 19, 2010 (the “Plan of Reorganization”) which provides for and contemplates:  (1) the transfer of all of the assets and liabilities of the Large Cap Growth Fund to the Turner Core Growth Fund (the “Core Growth Fund”) in exchange for Institutional Class Shares and Investor Class Shares of the Core Growth Fund; and (2) the distribution of the Institutional Class Shares of the Core Growth Fund to the shareholders of Institutional Class Shares of the Large Cap Growth Fund and the distribution of the Investor Class Shares of the Core Growth Fund to the shareholders of Investor Class Shares of the Large Cap Growth Fund in liquidation of the Large Cap Growth Fund.

Plan of Reorganization.   The Plan of Reorganization, which is attached as Appendix A, provides for the transfer of all of the assets and liabilities of the Large Cap Growth Fund to the Core Growth Fund in exchange for Institutional Class Shares and Investor Class Shares of the Core Growth Fund.  As a result of the reorganization, shareholders of the Large Cap Growth Fund will become shareholders of the Core Growth Fund (the Large Cap Growth Fund and Core Growth Fund are sometimes referred to as “Funds”).  The transactions contemplated by the Plan of Reorganization are referred to collectively as the “Reorganization.”  The Core Growth Fund will be renamed Turner Large Growth Fund effective January 31, 2011.

This Proxy/Prospectus sets forth concisely the information that a Large Cap Growth Fund shareholder should know before voting on the Reorganization and investing in the Core Growth Fund, and should be retained for future reference.  It is both a proxy statement for the Special Meeting and a prospectus for the Core Growth Fund.

Additional information is set forth in the Statement of Additional Information dated January 27, 2011, relating to this Proxy/Prospectus, in the statutory prospectus dated January 31, 2010, as supplemented, for the Turner Funds, and in the summary prospectus dated January 31,

2010, each of which is incorporated herein by reference.  The Statement of Additional Information relating to this Proxy/Prospectus is on file with the Securities and Exchange Commission (the “SEC”), and is available without charge by calling the Trust at the telephone number stated above or by writing the Trust at the following address:  Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.  In addition, a current statutory prospectus accompanies this Proxy/Prospectus.  The Annual Report for the Funds for the fiscal year ended September 30, 2010 can be obtained without charge by calling or writing the Trust at the telephone number or address stated above.  Each of these documents together with other information about the Funds is also available on the SEC’s website at www.sec.gov.

This Proxy/Prospectus is expected to be first sent to shareholders on or about January 27, 2011.  Turner Investment Partners, Inc. (“Turner”) has retained Broadridge to provide solicitation services in connection with the Special Meeting at an estimated cost of $9,913.35. Turner will pay for this expense.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy/Prospectus.  Any representation to the contrary is a criminal offense.

PROXY STATEMENT/PROSPECTUS

Table of Contents

SUMMARY	1

Board’s Consideration of the Reorganization	1
The Reorganization	1
Federal Income Tax Consequences of the Reorganization	3
Comparative Fees and Expenses	3
Overview of the Large Cap Growth Fund and the Core Growth Fund	6
Voting Information	8

PRINCIPAL RISK FACTORS	9

Risks of Investing in the Large Cap Growth Fund and the Core Growth Fund	9

INFORMATION ABOUT THE REORGANIZATION	12

Trustees’ Considerations	12
The Plan of Reorganization	14
Description of the Securities to be Issued	16
Federal Income Tax Consequences	16
Capitalization	18

COMPARISON OF THE LARGE CAP GROWTH FUND AND THE CORE GROWTH FUND	19

Investment Objectives and Principal Investment Strategies	19
Other Investment Practices and Investment Securities of the Large Cap Growth Fund and the Core Growth Fund	20
Investment Adviser and Advisory Fee Information	21
Other Service Providers	21
Administration Arrangements	22
Dividends and Other Distributions	22

ADDITIONAL INFORMATION ABOUT THE LARGE CAP GROWTH FUND AND THE CORE GROWTH FUND	22

Financial Highlights	22
Materials Incorporated By Reference	24

VOTING INFORMATION	24

General Information	24
Shareholder and Board Approvals	25
Quorum and Adjournment	25
Principal Shareholders	26

OTHER INFORMATION	29

i

Shareholder Proposals	29
Other Business	29
Householding	29
Available Information	29
Financial Statements	30

SHAREHOLDER INQUIRIES	30

APPENDIX A	A-1

ii

SUMMARY

The following is a summary of certain information contained in this Proxy/Prospectus and the Plan of Reorganization.  The Plan of Reorganization governs the terms of the Reorganization and is attached as Appendix A.

Board’s Consideration of the Reorganization

At a meeting held on November 19, 2010, the Trustees considered the Plan of Reorganization and the Reorganization of the Large Cap Growth Fund into the Core Growth Fund.  Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Trustees, including all Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), who were represented by independent legal counsel, determined that participation in the Reorganization, as contemplated by the Plan of Reorganization, was in the best interests of the shareholders of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization.  For additional information, see “Information About the Reorganization — Trustees’ Considerations.”

The Trustees unanimously recommend that shareholders of the Large Cap Growth Fund approve the Plan of Reorganization.

The Reorganization

As set forth in the Plan of Reorganization, the Reorganization between the Large Cap Growth Fund and the Core Growth Fund would involve:

•                                          The acquisition of all of the assets of the Institutional Class Shares of the Large Cap Growth Fund by the Core Growth Fund and the assumption by the Core Growth Fund of all of the liabilities of the Institutional Class Shares of the Large Cap Growth Fund, in exchange for Institutional Class Shares of the Core Growth Fund having an aggregate value equal to the aggregate net asset value of Institutional Class Shares of the Large Cap Growth Fund, as of the close of business on the business day immediately preceding the effective time of the Reorganization;

•                                          The acquisition of all of the assets of the Investor Class Shares of the Large Cap Growth Fund by the Core Growth Fund and the assumption by the Core Growth Fund of all of the liabilities of the Investor Class Shares of the Large Cap Growth Fund, in exchange for Investor Class Shares of the Core Growth Fund having an aggregate value equal to the aggregate net asset value of Investor Class Shares of the Large Cap Growth Fund, as of the close of business on the business day immediately preceding the effective time of the Reorganization;

•                                          The distribution of the Core Growth Fund’s Institutional Class Shares and Investor Class Shares to each holder of the Large Cap Growth Fund’s Institutional Class Shares and Investor Class Shares, respectively, as of the effective time of the Reorganization; and

•                                          The complete liquidation of the Large Cap Growth Fund.

As a result of the Reorganization, each Large Cap Growth Fund shareholder will become a shareholder of the Core Growth Fund (which will have been renamed the Large Growth Fund) and will hold, immediately after the Reorganization, Core Growth Fund shares having a total dollar value equal to the total dollar value of the shares such shareholder held in the Large Cap Growth Fund immediately prior to the effectiveness of the Reorganization.  The exchange of shares in the Reorganization is intended to be tax-free under federal income tax laws.

If approved, the Reorganization will occur as of the opening of business on or about March 7, 2011, or another date selected by the Trust.  Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding voting interests of the Large Cap Growth Fund or (2) 67% or more of the voting interests of the Large Cap Growth Fund present at the Special Meeting if more than 50% of the outstanding voting interests of the Large Cap Growth Fund are represented at the Special Meeting in person or by proxy.  See “Information about the Reorganization” and “Voting Information” below.

At a meeting of the Board of Trustees on November 19, 2010, management of Turner, investment adviser to the Funds, presented to the Trustees for their consideration a proposal to reorganize the Large Cap Growth Fund into the Core Growth Fund.  Representatives of Turner explained that the Large Cap Growth Fund was not expected to reach the necessary scale needed in order to reduce expenses and achieve other economic efficiencies for the Fund’s shareholders.  After review and evaluation of the possible alternatives, Turner recommended that the Trustees consider the Reorganization.

At that meeting, the Trustees reviewed and considered, with the assistance of independent legal counsel, a number of factors relating to the Trust, the Funds and Turner.  For the reasons cited above and the additional reasons set forth below under “Information About the Reorganization — Trustees’ Considerations,” the Trustees unanimously recommend the approval of the proposed Reorganization by Large Cap Growth Fund shareholders.

Turner anticipates selling a portion of the Large Cap Growth Fund’s portfolio holdings shortly prior to or after the Reorganization, although no securities have been earmarked or designated for sale.  To the extent that the Large Cap Growth Fund’s securities holdings are sold prior to the Reorganization, the proceeds of such sales will be held in temporary investments or reinvested in assets that the Core Growth Fund may hold.  The sale of securities either prior to the Reorganization or shortly thereafter could result in the Large Cap Growth Fund or the Core Growth Fund realizing gains, and making taxable distributions to shareholders attributable to those gains, that would not otherwise have been realized but for the Reorganization.  Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transactional costs to be borne by the Large Cap Growth Fund.

Federal Income Tax Consequences of the Reorganization

It is intended that the Reorganization will not result in the recognition, for federal income tax purposes, of gain or loss by the Large Cap Growth Fund, the Core Growth Fund or their respective shareholders.  Nonetheless, the sale of securities by the Large Cap Growth Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, may increase the amount of the final distribution made by the Large Cap Growth Fund prior to the Reorganization.  Immediately prior to the Reorganization, the Large Cap Growth Fund will declare and pay a distribution to shareholders of all of the Large Cap Growth Fund’s remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization.

The Trust has received an opinion from its counsel, Drinker Biddle & Reath LLP, (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  See “Information About the Reorganization — Federal Income Tax Consequences,” below.

Comparative Fees and Expenses

Large Cap Growth Fund and Core Growth Fund Expenses

Expense Ratio Tables.   Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year).  The total expenses of the Institutional Class and Investor Class of the Large Cap Growth Fund and Core Growth Fund differ on a gross basis, but are the same on a net total basis due to contractual fee waivers and expense reimbursements currently in place by Turner.

The following table:  (1) compares the fees and expenses for both classes of the Large Cap Growth Fund and the Core Growth Fund and (2) shows the estimated fees and expenses for both classes of the Core Growth Fund on a pro forma basis after giving effect to the Reorganization.  The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders.  The tables enable you to compare and contrast the recent expense levels for the Large Cap Growth Fund and the Core Growth Fund and obtain a general idea of what the expense levels would be if the Reorganization occurs.  The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the portfolios.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project levels but actual expenses may be greater or less than those shown.

The annual operating expenses of the Large Cap Growth Fund and Core Growth Fund are based on actual expenses for the twelve months ended September 30, 2010.  The Combined Fund (as defined below) pro forma expense ratios are constructed by assuming that the Reorganization occurred on September 30, 2010 and assume that the Funds’ fee waivers were in effect for the Combined Fund at this time.

For financial statement purposes the Core Growth Fund will be the accounting survivor of the Reorganization.  As the accounting survivor, the Core Growth Fund’s operating history will be used for financial reporting purposes.

Example Table.  Following the expense ratio table are expense examples intended to help you compare and contrast the cost of investing in Institutional Class Shares and Investor Class Shares of:  (1) the Large Cap Growth Fund as it currently exists, (2) the Core Growth Fund as it currently exists, and (3) the Core Growth Fund if it acquires the Large Cap Growth Fund (i.e., the “pro forma” figure) (the Turner Large Growth Fund, or the “Combined Fund”).

The examples depict the dollar amount of expenses on a hypothetical investment in each of the Funds for the periods shown.  In the “pro forma” line, the dollar figures shown are computed based on the total operating expense figures from the corresponding expense ratio table (and not the net operating expense figure).  In other words, the examples do not reflect any expense waivers or reimbursements.

Institutional Class Shares

Shareholder Fees (paid directly from your investment)

	Large Cap Growth Fund (Target Fund) Institutional Class Shares	Core Growth Fund (Acquirer Fund) Institutional Class Shares	Combined Fund Institutional Class Shares (Pro Forma)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Large Cap Growth Fund (Target Fund) Institutional Class Shares	Core Growth Fund (Acquirer Fund) Institutional Class Shares	Combined Fund Institutional Class Shares (Pro Forma)
Investment Advisory Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.39%	0.27%	0.31%
Shareholder Servicing Fee	None	None	None
Total Annual Fund Operating Expenses	0.99%	0.87%	0.91%
Fee Waivers and Expense Reimbursements (1)	(0.30)%	(0.18)%	(0.22)%
Net Total Operating Expenses after Fee Waivers and Expense Reimbursements	0.69%	0.69%	0.69%

(1)                                  Turner has contractually agreed to waive fees and reimburse Fund expenses to keep the “Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements” of the Institutional Class Shares of the Funds (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.69% through January 31, 2012.  Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2012.  Turner may discontinue this arrangement at any time after January 31, 2012.  To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, “Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements” will be higher.

Investor Class Shares

Shareholder Fees (paid directly from your investment)

	Large Cap Growth Fund (Target Fund) Investor Class Shares	Core Growth Fund (Acquirer Fund) Investor Class Shares	Combined Fund Investor Class Shares (Pro Forma)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Large Cap Growth Fund (Target Fund) Investor Class Shares	Core Growth Fund (Acquirer Fund) Investor Class Shares	Combined Fund Investor Class Shares (Pro Forma)
Investment Advisory Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.64%	0.52%	0.56%
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.24%	1.12%	1.16%
Fee Waivers and Expense Reimbursements (1)	(0.30)%	(0.18)%	(0.22)%
Net Total Operating Expenses after Fee Waivers and Expense Reimbursements	0.94%	0.94%	0.94%

(1)                                  Turner has contractually agreed to waive fees and reimburse Fund expenses to keep the “Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements” of the Investor Class Shares of

the Funds (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.94% through January 31, 2012.  Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2012.  Turner may discontinue this arrangement at any time after January 31, 2012.  To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, “Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements” will be higher.

Examples

The following Examples are intended to help you compare the cost of investing in:  (1) the Large Cap Growth Fund as it currently exists; (2) the Core Growth Fund as it currently exists; and (3) the Core Growth Fund if it acquires the Large Cap Growth Fund (i.e., the Combined Fund Pro Forma) with the cost of investing in other mutual funds.  The Examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses will remain the same and that you reinvest all dividends and distributions.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Institutional Class Shares

	1 year	3 years	5 years	10 years
Turner Large Cap Growth Fund (Target Fund)	$70	$285	$518	$1,186
Turner Core Growth Fund (Acquirer Fund)	$70	$260	$465	$1,056
Combined Fund Pro Forma	$70	$268	$482	$1,099

Investor Class Shares

	1 year	3 years	5 years	10 years
Turner Large Cap Growth Fund (Target Fund)	$96	$364	$652	$1,474
Turner Core Growth Fund (Acquirer Fund)	$96	$338	$600	$1,347
Combined Fund Pro Forma	$96	$347	$617	$1,389

Overview of the Large Cap Growth Fund and the Core Growth Fund

Comparison of Investment Objectives and Principal Investment Strategies

The following chart summarizes the investment objective of the Large Cap Growth Fund and the Core Growth Fund (to be renamed Turner Large Growth Fund).

Turner Large Cap Growth Fund:

Investment Objective:  Seeks long-term capital appreciation.

Principal Investment Strategy:  The Turner Large Cap Growth Fund invests primarily (at least 80% of its net assets) in equity securities of U.S. companies with very large market capitalizations that Turner believes have strong earnings growth potential. For this purpose the Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. Large cap companies are defined by the Fund for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index (the “Growth Index”), the Fund’s current benchmark. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.  The Fund may also purchase securities of smaller companies that offer growth potential. The Fund invests in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of the Growth Index.

Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index. Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company’s earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Growth Index.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including American Depositary Receipts (“ADRs”).

Turner Core Growth Fund:

Investment Objective:  Seeks long-term capital appreciation.

Principal Investment Strategy:  The Turner Core Growth Fund invests primarily in equity securities of U.S. companies that Turner considers to have strong earnings growth potential. For this purpose the Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. The Fund invests in securities of companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time.  While the Fund typically invests in the equity securities of medium to large (primarily large) sized companies, it may invest in companies of any size or in any industry in order to achieve its objective. In selecting companies for the Fund, Turner typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital. Turner generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including ADRs.  The Core Growth Fund will be renamed Turner Large Growth Fund effective January 31, 2011, and in accordance with its new name will invest primarily (at least 80% of its net assets) in equity securities of companies with large market capitalizations as of that date.  Large cap companies will be defined by the Fund for this purpose as companies with market capitalizations at the time of purchase of $3 billion or more.  The Large Growth Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The investment objective of the Large Cap Growth Fund the Core Growth Fund are identical.  The investment policies and restrictions of the Large Cap Growth Fund are very similar to those of the Core Growth Fund.  However, there are certain differences between the investment policies and restrictions of the Large Cap Growth Fund and the Core Growth Fund.  For example, the Core Growth Fund typically invests in medium to large (primarily large) companies while the Large Cap Growth Fund typically invests in very large companies.  As discussed above, however, effective January 31, 2011, the Core Growth Fund will be renamed Turner Large Growth Fund and will adopt a policy whereby it will invest primarily (at least 80% of its net assets) in equity securities of companies with large market capitalizations.  For additional information about the investment policies and restrictions of the Funds, see “Comparison of the Large Cap Growth Fund and Core Growth Fund — Investment Objectives and Principal Strategies — Other Investment Practices and Investment Securities of the Large Cap Growth Fund and Core Growth Fund and Comparison of Large Cap Growth Fund and Core Growth Fund — Investment Objectives and Principal Strategies — Investment Restrictions.”

Service Providers

Turner serves as investment adviser to each Fund.

For a detailed description of the management of the Funds, including Turner and other service providers to the Funds, see “Comparison of Large Cap Growth and Core Growth Fund — Investment Adviser and Advisory Fee Information,” “Comparison of Large Cap Growth and Core Growth Fund — Other Service Providers,” and the Funds’ prospectus which accompanies this Proxy/Prospectus.

Share Class Characteristics and Shareholder Transactions and Services

Institutional Class Shares and Investor Class Shares of the Funds are offered at net asset value with no front-end or contingent deferred sales charges.

The purchase, redemption, dividend, exchange (as to each share class) and other policies and procedures of the Large Cap Growth Fund and Core Growth Fund are identical.  At this time, purchases of Institutional Class and Investor Class Shares of the Core Growth Fund (or of the Combined Fund) will not be subject to a 2.00% redemption fee for redemptions (including exchanges) within 90 days of purchase.  See the prospectus for more information.

Voting Information

The Trustees are furnishing this Proxy/Prospectus in connection with the solicitation of proxies. Only shareholders of record at the close of business on January 10, 2011, will be entitled to vote at the Special Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of the proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. For additional information, see “Voting Information” below.

The “Redemption Fee” listed in the Expense Ratio Tables on pages 4 and 5 (“Tables”) applies to redemptions (including exchanges) within 90 days of purchase.  At this time, purchases of Institutional Class and Investor Class shares of the Core Growth Fund (and of the Combined Fund) will not be subject to the redemption fee described in the Tables.  The Core Growth Fund (and the Combined Fund) will notify all existing shareholders if and when it decides to implement the fee.  The “Total Other Expenses” listed in the Tables includes dividends and interest on securities that the Funds sells short (“short sale dividends and interest”). Short sale dividends and interest are treated as an expense, and increase each Fund’s total expense ratio.  The “Shareholder Servicing Fee” listed in each Table is included as a part of that Fund’s “Total Other Expenses” and is included in the Table for information purposes only.

PRINCIPAL RISK FACTORS

Risks of Investing in the Large Cap Growth Fund and the Core Growth Fund

An investment in the Large Cap Growth Fund or the Core Growth Fund is subject to specific risks arising from the types of securities in which the Large Cap Growth Fund or the Core Growth Fund invests and general risks arising from investing in any mutual fund.  There is no assurance that the Large Cap Growth Fund or the Core Growth Fund will meet its investment objective, and investors could lose money by investing in the Large Cap Growth Fund or the Core Growth Fund.

The principal risks applicable to the Large Cap Growth Fund and the Core Growth Funds are described in the table that follows below.  More information about certain types of portfolio securities and investment techniques, and their associated risks, is provided in the statement of additional information (the “SAI”) of the Funds.  You should consider the investment risks discussed in SAI of the Funds which are important to your investment choice.

Principal Risk	Funds Subject to Risk

Equity Securities — Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time.  The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.  Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate.  An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

Both Funds

Tax Risk —The Funds are generally subject to tax unless they make taxable distributions to their shareholders of the Funds’ net income and realized capital gains. Shareholder redemptions may force a Fund to sell securities, resulting in realized gains and taxable distributions to the remaining shareholders.

Both Funds

Investment Style Risk — The Funds invest in companies Turner believes have strong earnings growth potential. Turner’s investment approach may be out of favor at times, causing a Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Both Funds

Mid Cap Risk — Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Core Growth Fund

Principal Risk	Funds Subject to Risk

Large Cap Risk — Large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Funds invest in companies that Turner believes have strong earnings growth potential. Turner’s investment approach may be out of favor at times, causing the Funds to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Both Funds

Non-Diversification Risk — The Large Cap Growth Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

In addition, because it focuses primarily on U.S. growth companies, the Large Cap Growth Fund generally will hold fewer stocks in larger percentage amounts than funds that are more broadly diversified and with a different focus.

Large Cap Growth Fund

Foreign Securities Risk — The Funds are subject to risks due to foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Funds may underperform other types of stocks, and they may not increase or may decline in value. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

Both Funds

Portfolio Turnover Risk — The Funds may buy and sell securities frequently as part of their investment strategies. This may result in higher transaction costs and additional tax liabilities. The Funds’ portfolio turnover rates are described in the Financial Highlights.

Both Funds

INFORMATION ABOUT THE REORGANIZATION

Significant features of the Reorganization are summarized below.  This summary is qualified in its entirety by reference to the Plan of Reorganization which is attached as Appendix A.

Trustees’ Considerations

At a meeting held on November 19, 2010, the Trustees approved the Plan of Reorganization.  The Board of Trustees is proposing the Reorganization in an attempt to reduce expenses associated with the operations of both Funds. The Board of Trustees determined that the Funds have identical investment objectives and similar investment strategies.  The Board of Trustees considered the potential effects of the Reorganization on expense ratios over time. It was expected that the larger Combined Fund should realize economies of scale that may, in the long run, result in lower expense ratios.  Therefore, given the long-term reduction of expenses expected to be realized by combining the Funds, the consistent level of fees payable by the shareholders of the Large Cap Growth Fund and the Combined Fund, and the compatibility between the investment objectives and principal strategies of both Funds, the Board of Trustees determined that the Reorganization would enable the shareholders of the Large Cap Growth Fund to continue their individual investment programs without substantial disruption. In addition, the shareholders of the Large Cap Growth Fund will have the same shareholder rights since both Funds are series of the Trust governed by the same Agreement and Declaration of Trust and Bylaws.  The Board of Trustees considered various factors in reviewing the proposed Reorganization. Such factors include, but are not limited to the following:

•                  improved operating efficiencies of the Funds after the Reorganization due to the combination of similar Funds;

•                  the gross total operating expenses of the Core Growth Fund after the reorganization (the Combined Fund) are expected to be lower than the current gross total operating expenses of the Large Cap Growth Fund.  However, the net total operating expenses are expected to remain equal to the pre-reorganization level of both the Core Growth Fund and Large Cap Growth Fund because Turner has contractually committed to limit expenses of the Core Growth Fund through January 31, 2012;

•                  the expected realization of economies of scale in the long run that should over time reduce the operating expense ratios for the Combined Fund as a result of Turner managing one fund instead of two funds with identical investment objectives and similar investment strategies if the Combined Fund’s gross total operating expenses fall below the contractual expense limitations for the Core Growth Fund;

•                  similarities between the investment objectives, policies and strategies of the Large Cap Growth Fund and those of the Core Growth Fund;

•                  the expectation of no reduction of the services provided to the Large Cap Growth Fund shareholders after the Reorganization;

•                  the proposed Reorganization will not result in the recognition of any gain or loss for federal income tax purposes by the Large Cap Growth Fund, the Core Growth Fund or their respective shareholders;

•                  neither the Large Cap Growth Fund nor the Core Growth Fund will bear any direct fees or expenses in connection with the reorganization;

•                  the proposed Reorganization is in the best interests of both Funds and their shareholders and will not dilute the interests of either Fund’s shareholders;

•                  the Large Cap Growth Fund shareholders will have the opportunity to vote on the Reorganization; and

•                  the investment performance of the Core Growth Fund over the one- and five-year periods ending December 31, 2009 has been better than that of the Large Cap Growth Fund but has lagged that of the Large Cap Growth Fund over the first three quarters of 2010.

In addition, the Trustees considered the capital loss tax carryforwards of the Large Cap Growth Fund, which totaled approximately $27,427,000 as of the end of the Fund’s last taxable year ended September 30, 2010, and the capital loss carryforwards of the Core Growth Fund, which totaled approximately $267,644,000 as of September 30, 2010.  The Trustees were informed that $11,642,000 of the capital loss carryforwards of the Large Cap Growth Fund will expire at the end of the Large Cap Growth Fund’s current taxable year, if not used, and that the Reorganization will have the effect of shortening the length of that current taxable year by causing it to end on the day of the Reorganization.  The Trustees were also informed that the remaining capital loss tax carryforwards of the Large Cap Growth Fund will carry over to the Core Growth Fund in the Reorganization, and will generally be usable thereafter despite the annual limitations discussed in “Information About the Reorganization — Federal Income Tax Consequences,” below.  Under these circumstances, and given the relative net asset values of the two Funds, it appears that the Reorganization is likely to have the effect, from the perspective of shareholders of the Large Cap Growth Fund, of increasing the amount of capital loss carryforwards available for reducing future taxable distributions, despite the expiration of some of the Large Cap Growth Fund’s capital loss carryforwards at the end of its current taxable year.  The Trustees also considered the possible effect of the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) on the Reorganization.  The RIC Modernization Act, enacted subsequent to this meeting of the Trustees, makes capital loss carryforwards of a regulated investment company incurred in taxable years beginning after December 22, 2010 available indefinitely, but will not affect the availability of capital loss carryforwards of the Large Cap Growth Fund or the Core Growth Fund incurred in taxable years beginning on or before December 22, 2010.

For these and other reasons, the Board of Trustees believes that the Reorganization is in the best interest of the Large Cap Growth Fund and its shareholders.  THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

The Plan of Reorganization

The following summary of the Plan of Reorganization is qualified in its entirety by reference to the Plan of Reorganization attached to this Proxy/Prospectus as Appendix A.

The Plan of Reorganization provides that (1) the Core Growth Fund shall acquire all of the assets and assume all of the liabilities belonging to the Large Cap Growth Fund, (2) the Core Growth Fund shall issue Institutional Class Shares having an aggregate value equal to the aggregate net asset value of Institutional Class Shares of the Large Cap Growth Fund, as of the close of business on the business day immediately preceding the Effective Time of the Reorganization (as defined below), to all shareholders of Institutional Class Shares of the Large Cap Growth Fund and issue Investor Class Shares having an aggregate value equal to the aggregate net asset value of Investor Class Shares of the Large Cap Growth Fund, as of the close of business on the business day immediately preceding the Effective Time of the Reorganization, to all shareholders of Investor Class Shares of the Large Cap Growth Fund, and (3) the Large Cap Growth Fund will liquidate.

Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur upon at the opening of business on approximately March 7, 2011 or on a later date as the parties may agree (the “Effective Time of the Reorganization”).

With respect to the Reorganization, each shareholder of the Large Cap Growth Fund will receive the number of full and fractional (to the third decimal place) Institutional Class Shares and/or Investor Class Shares, as applicable, of the Core Growth Fund equal in value to the value of the Institutional Class Shares and/or Investor Class Shares held as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) at the Effective Time of the Reorganization.  Immediately upon receipt of Core Growth Fund shares, the Large Cap Growth Fund will liquidate and distribute pro-rata to its shareholders of record as of the Effective Time of the Reorganization the shares of the Core Growth Fund received by the Large Cap Growth Fund in the Reorganization.

The liquidation and distribution of the Large Cap Growth Fund’s shares will be accomplished by the transfer of the Core Growth Fund’s shares then credited to the account of the Large Cap Growth Fund on the books of the Core Growth Fund to open accounts on the share records of the Core Growth Fund in the names of the shareholders of the Large Cap Growth Fund.  The aggregate net asset values of the Institutional Class Shares and Investor Class Shares of the Core Growth Fund to be credited to the shareholders of the Large Cap Growth Fund will be equal to the aggregate net asset values of the Institutional Class Shares and Investor Class Shares of the Large Cap Growth Fund owned by such shareholders at the close of business on the business day immediately preceding the Effective Time of the Reorganization.  All issued and outstanding shares of the Large Cap Growth Fund will simultaneously be canceled on the books of the Large Cap Growth Fund.

Under the Plan of Reorganization, the Trust will not bear any fees or expenses in connection with the transactions contemplated by the Plan of Reorganization.  All of the fees and expenses in connection with entering into and carrying out the transactions contemplated by the Plan of Reorganization will be paid by Turner.

The Plan of Reorganization contains a number of conditions precedent that must occur in order for the Reorganization to occur.  These include, among others, that:  (1) the shareholders of the Large Cap Growth Fund approve the Reorganization; (2) the Trust receives from its counsel the tax opinion discussed below under “Federal Income Tax Consequences”; and (3) the Trust receives from its counsel an opinion that the Institutional Class Shares and Investor Class Shares of the Combined Fund issued pursuant to the Plan of Reorganization will, when sold, be legally issued, fully paid and non-assessable.

The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Trustees of the Trust.

Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding voting interests of the Large Cap Growth Fund or (2) 67% or more of the voting interests of the Large Cap Growth Fund present at the Special Meeting if more than 50% of the outstanding voting interests of the Large Cap Growth Fund are represented at the Special Meeting in person or by proxy.  See the section of this Proxy/Prospectus entitled “Voting Information” for more information.

Turner anticipates selling portions of the Large Cap Growth Fund’s securities shortly before or after the Reorganization.  To the extent that the Large Cap Growth Fund’s securities holdings are sold prior to the Reorganization; the proceeds of such sales will be held in temporary investments or reinvested in assets that the Core Growth Fund may hold.  The sale of securities either prior to the Reorganization or shortly thereafter could result in the Large Cap Growth Fund or the Core Growth Fund realizing gains, and making taxable distributions to shareholders attributable to those gains, that would not otherwise have been realized but for the Reorganization.  Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transactional costs to be borne by the Large Cap Growth Fund.

If the Reorganization is approved, Large Cap Growth Fund shareholders who do not wish to have their shares exchanged for shares of the Core Growth Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization.  If you redeem your shares, you will recognize a gain or loss for federal income tax purposes, based on the difference between your tax basis in the shares and the amount you receive for them.

Description of the Securities to be Issued

Shareholders of Institutional Class Shares of the Large Cap Growth Fund as of the Effective Time of the Reorganization will receive full and/or fractional Institutional Class Shares of the Core Growth Fund in accordance with the procedures provided for in the Plan of Reorganization, as described above, and shareholders of Investor Class Shares of the Large Cap Growth Fund as of the Effective Time of the Reorganization will receive full and/or fractional Investor Class Shares of the Core Growth Fund in accordance with the procedures provided for in the Plan of Reorganization.  The Core Growth Fund shares to be issued in connection with each Reorganization will be fully paid and non-assessable when issued, and will have no pre-emptive or conversion rights.

Federal Income Tax Consequences

The exchange of the Large Cap Growth Fund’s assets for the Core Growth Fund shares and the assumption of the liabilities of the Large Cap Growth Fund pursuant to the Plan of Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code.  The Trust has received the opinion of Drinker Biddle & Reath LLP, counsel to the Trust, to the effect that on the basis of the existing provisions of the Code, Treasury regulations under it, current administrative rulings and pronouncements and court decisions, and certain facts, qualifications, assumptions and representations, with respect to the Reorganization, for federal income tax purposes:

(1)                                  the acquisition of the assets of the Large Cap Growth Fund by the Core Growth Fund in exchange for Core Growth Fund shares and the assumption by the Core Growth Fund of the liabilities of the Large Cap Growth Fund, followed by the distribution of those shares to the Large Cap Growth Fund shareholders will constitute a “reorganization” within the meaning of section 368(a)(1)(C) or (D) of the Code, and each such Fund will be “a party to the reorganization” within the meaning of section 368(b) of the Code;

(2)                                  the Large Cap Growth Fund will recognize no gain or loss upon the transfer of its assets and liabilities to the Core Growth Fund in exchange for Core Growth Fund shares and the distribution of those shares to the shareholders of the Large Cap Growth Fund;

(3)                                  the Core Growth Fund will recognize no gain or loss upon the receipt of the assets of the Large Cap Growth Fund in exchange for Core Growth Fund shares and the assumption of the liabilities of the Large Cap Growth Fund;

(4)                                  no shareholder of the Large Cap Growth Fund will recognize gain or loss upon the receipt of Core Growth Fund shares in exchange for Large Cap Growth Fund shares;

(5)                                  each shareholder of the Large Cap Growth Fund will obtain an aggregate tax basis in the Core Growth Fund shares received in the exchange equal to the shareholder’s aggregate tax basis in the Large Cap Growth Fund shares exchanged;

(6)                                  the tax basis of the assets of the Large Cap Growth Fund in the hands of the Core Growth Fund will be the same as the tax basis of those assets in the hands of the Large Cap Growth Fund immediately before the transfer;

(7)                                  the holding period of Core Growth Fund shares received by each shareholder of the Large Cap Growth Fund will include the holding period of the corresponding Large Cap Growth Fund shares exchanged by that shareholder, provided that at the time of the exchange the Large Cap Growth Fund shares were held by that shareholder as capital assets; and

(8)                                  the holding period of the Core Growth Fund for the assets of the Large Cap Growth Fund transferred to it will include the period during which those assets were held by the Large Cap Growth Fund.

Shares held for the purpose of investment are generally considered to be capital assets.

The Trust has not sought, and will not seek, a tax ruling from the Internal Revenue Service (“IRS”) on the tax treatment of the Reorganization.  The opinion of counsel will not be binding on the IRS, nor will it preclude the IRS (or a court) from adopting a contrary position.

Immediately before the Reorganization, the Large Cap Growth Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of the Large Cap Growth Fund’s remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization.  Any such dividends will generally be included in the taxable income of the Large Cap Growth Fund’s shareholders (other than shareholders that are tax-exempt entities).

As a result of the Reorganization, the Core Growth Fund will succeed to the tax attributes of the Large Cap Growth Fund, except that an annual limitation under sections 382 and 383 of the Code will generally apply to the Core Growth Fund’s ability to use any capital loss carryforward of the Large Cap Growth Fund and capital losses recognized in the first five years after the Reorganization that are attributable to net unrealized loss of the Large Cap Growth Fund as of the Effective time of the Reorganization.  Under a de minimis rule that applies to net unrealized gains and losses for purposes of Sections 382 and 383, any net unrealized gain or loss of the Large Cap Growth Fund that exceeds the lesser of (i) 15% of the net asset value of the Large Cap Growth Fund or (ii) $10,000,000 will be treated as zero.

In general, the limitation for each taxable year will equal the sum of (1) the product of the net asset value of the Large Cap Growth Fund as of the Effective Time of the Reorganization multiplied by that month’s “long-term tax-exempt rate” (which is a market-based rate published by the IRS each month) plus (2) the amount of any unrealized built-in gains of the Large Cap

Growth Fund as of the Effective Time of the Reorganization that the Core Growth Fund recognizes within the first five taxable years ending after the Effective Time of the Reorganization.  The annual limitation will be proportionately reduced for the post-Effective Time of the Reorganization portion of the Core Growth Fund’s current taxable year after the Effective Time of the Reorganization and for any subsequent short taxable year.

Based on the capital loss carryforwards and net asset value of the Large Cap Growth Fund as of the end of its taxable year ended September 30, 2010 (and assuming that the Large Cap Growth Fund does not experience an extraordinarily large amount of losses between now and the date of the Reorganization), it does not appear that the annual limitation will be low enough relative to the size of the Large Cap Growth Fund’s capital loss carryforwards as to cause any of them to expire unused.

The capital loss tax carryforwards of the Large Cap Growth Fund totaled approximately $27,427,000 as of the end of the Fund’s last taxable year ended September 30, 2010, and the capital loss carryforwards of the Core Growth Fund totaled approximately $267,644,000 as of that date.  $11,642,000 of the capital loss carryforwards of the Large Cap Growth Fund will expire at the end of the Large Cap Growth Fund’s current taxable year, if not used, and the Reorganization will have the effect of shortening the length of that current taxable year by causing it to end on the day of the Reorganization.  The remaining capital loss tax carryforwards of the Large Cap Growth Fund will carry over to the Core Growth Fund in the Reorganization, and will generally be usable thereafter.  Under these circumstances, and given the relative net asset values of the two Funds, it appears that the Reorganization is likely to have the effect, from the perspective of shareholders of the Large Cap Growth Fund, of increasing — rather than reducing — the amount of capital loss carryforwards available for reducing future taxable distributions.

Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Capitalization

The following tables show the capitalization of the Large Cap Growth Fund and the Core Growth Fund as of September 30, 2010, and the capitalization of the Core Growth Fund on a pro-forma basis as of that date after giving effect to the Reorganization.  The following are examples of the number of Institutional Class Shares and Investor Class Shares of the Core Growth Fund that would be exchanged for Institutional Class Shares and Investor Class Shares of the Large Cap Growth Fund if the Reorganization shown had been consummated on September 30, 2010, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization depicted occurs.

Turner Large Cap Growth Fund and Turner Core Growth Fund

	Turner Large Cap Growth Fund	Turner Core Growth Fund*	Combined Fund Pro Forma
Institutional Class Shares
Net Assets:	$118,164,010	$377,649,736	$495,813,746
Net Asset Value Per Share:	$4.84	$10.56	$10.56
Shares Outstanding:	24,424,395	35,778,341	46,973,138
Investor Class Shares
Net Assets:	$1,357,462	$163,750,027	$165,107,489
Net Asset Value Per Share:	$4.81	$10.49	$10.49
Shares Outstanding:	282,091	15,610,829	15,740,240
Total Net Assets:	$119,521,472	$541,399,763	$660,921,235

* Turner Core Growth Fund will be the accounting survivor for financial statement purposes.

COMPARISON OF LARGE CAP GROWTH AND CORE GROWTH FUNDS

Investment Objectives and Principal Investment Strategies

This section briefly compares and contrasts the investment objectives and principal investment strategies of the Large Cap Growth Fund with those of the Core Growth Fund.  More complete information may be found in the prospectus for the Large Cap Growth Fund and the Core Growth Fund.

Investment Objectives:

Turner Large Cap Growth Fund: Seeks long-term capital appreciation.

Turner Core Growth Fund: Seeks long-term capital appreciation.

Principal Investment Strategies:

The Turner Large Cap Growth Fund invests primarily (at least 80% of its net assets plus borrowing for investment purposes) in equity securities of U.S. companies with very large market capitalizations that Turner believes have strong earnings growth potential. For this purpose the Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. Large cap companies are defined by the Fund for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index (the “Growth Index”), the Fund’s current benchmark. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.  The Fund may also purchase securities of smaller companies that offer growth potential. The Fund invests in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of the Growth Index.

Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index. Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company’s earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Growth Index.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including ADRs.

The Turner Core Growth Fund invests primarily in equity securities of U.S. companies that Turner considers to have strong earnings growth potential. For this purpose the Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. The Fund invests in securities of companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time.  While the Fund typically invests in the equity securities of medium to large (primarily large) sized companies, it may invest in companies of any size or in any industry in order to achieve its objective. In selecting companies for the Fund, Turner typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital. Turner generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including ADRs.  The Core Growth Fund will be renamed Turner Large Growth Fund effective January 31, 2011, and will invest primarily (at least 80% of its net assets plus borrowing for investment purposes) in equity securities of companies with large market capitalizations as of that date.  Large cap companies will be defined by the Fund for this purpose as companies with market capitalizations at the time of purchase of $3 billion or more.  The Large Growth Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

Other Investment Practices and Investment Securities of the Large Cap Growth Fund and the Core Growth Fund

Each of the Large Cap Growth Fund and Core Growth Fund may also buy other types of securities or employ other portfolio management techniques.  Both of the Funds may engage in the same investment practices to the extent consistent with their respective investment objective and principal investment strategies, except that the Large Cap Growth Fund (i) is a non-diversified investment company, as defined in the 1940 Act, and (ii) may not purchase convertible securities.  Please refer to the Statement of Additional Information for the Funds, which is on file with the SEC and is available without charge by calling the Turner Fund at 1-800-224-6312 or by writing to the Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805 for more information on the Funds’ investment techniques.

Fundamental Policies

Except with respect to diversification, both the Large Cap Growth Fund and Core Growth Fund have adopted identical fundamental policies.  These fundamental polices cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

The Core Growth Fund is diversified (as defined under the 1940 Act) and therefore will not, with respect to 75% of its assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Large Cap Growth Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.  The Large Cap Growth Fund is not diversified (as defined under the 1940 Act) and therefore the above restriction does not apply to the Large Cap Growth Fund, which may invest in the securities of fewer issuers than a diversified fund such as the Core Growth Fund.  As a result, the Large Cap Growth Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

Investment Adviser and Advisory Fee Information

The Funds are managed on a day-to-day basis by Turner.  As of September 30, 2010, Turner had assets under management of approximately $17 billion.  As described in the Funds’ prospectus, the Funds are each subject to investment advisory fees at the annual rate (as a percentage of each Fund’s average daily net assets) of 0.60%.

Other Service Providers

The Funds have the same service providers.  The names of these service providers are set forth below:

Distributor	Foreside Fund Services, LLC
Administrator	Turner Investment Partners, Inc.
Sub-Administrator	Citi Fund Services Ohio, Inc.
Transfer Agent and Dividend Disbursing Agent	DST Systems, Inc.
Custodian	Citibank, N.A.
Independent Registered Public Accounting Firm	KPMG LLP

Administration Arrangements

The Trust and Turner have entered into an administration agreement which provides that Turner will perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related services, in connection with operation of the Turner Funds.  Turner may enter into agreements with service providers to provide administration services to the Trust.  Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust’s sub-administrator.

Dividends and Other Distributions

Dividends from investment company taxable income and distributions from net capital gains, if any, are generally declared and paid annually by each Fund.

ADDITIONAL INFORMATION ABOUT THE LARGE CAP GROWTH FUND
AND THE CORE GROWTH FUND

Financial Highlights

The tables that follow present performance information about the Funds.  This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of each Fund’s operation.  Some of this information reflects financial information for a single Fund share.  The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.  The financial highlights for each period ended September 30 have been audited by KPMG LLP, an independent registered public accounting firm whose report, along with each Fund’s financial statements, appears in the annual report that accompanies our SAI.  You can obtain the Turner Funds’ annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

Selected data for a share of beneficial interest outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)		Realized and unrealized gaines (losses) on investments		Total from investment operations	Dividends from net investment income	Distribution from capital gains	Total dividends and distributions
Turner Core Growth Fund — Institutional Class Shares
2010	$9.93	0.02	(1)	0.65		0.67	(0.04)	—	(0.04)
2009	$10.41	0.05	(1)	(0.48)		(0.43)	(0.05)	—	(0.05)
2008	$14.39	0.06	(1)	(4.01)		(3.95)	(0.03)	—	(0.03)
2007	$11.65	0.02		2.77		2.79	(0.05)	—	(0.05)
2006	$10.93	0.06		0.69		0.75	(0.03)	—	(0.03)
Turner Core Growth Fund — Investor Class Shares
2010	$9.87	—	*(1)	0.64		0.64	(0.02)	—	(0.02)
2009	$10.34	0.03	(1)	(0.47)		(0.44)	(0.03)	—	(0.03)
2008	$14.33	0.02	(1)	(3.99)		(3.97)	(0.02)	—	(0.02)
2007	$11.61	0.02		2.73		2.75	(0.03)	—	(0.03)
2006	$10.93	0.07		0.64		0.71	(0.03)	—	(0.03)
Turner Large Cap Growth Fund — Institutional Class Shares
2010	$4.41	0.01	(1)	0.43		0.44	(0.01)	—	(0.01)
2009	$4.59	0.03	(1)	(0.20	)(2)	(0.17)	(0.01)	—	(0.01)
2008	$6.78	0.01	(1)	(2.19)		(2.18)	(0.01)	—	(0.01)
2007	$5.58	0.01	(1)	1.21		1.22	(0.02)	—	(0.02)
2006	$5.41	0.01	(1)	0.17		0.18	(0.01)	—	(0.01)
Turner Large Cap Growth Fund — Investor Class Shares
2010	$4.39	—	*(1)	0.42		0.42	— *	—	— *
2009	$4.57	0.02	(1)	(0.19	)(2)	(0.17)	(0.01)	—	(0.01)
2008	$6.77	—	*(1)	(2.19)		(2.19)	(0.01)	—	(0.01)
2007 (3)	$5.92	0.01	(1)	0.84		0.85	—	—	—

	Net asset value, end of period	Total return	Net assets end of period (000)	Ratio of net expenses to average net assets††	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets††	Portfolio turnover rate†††
Turner Core Growth Fund — Institutional Class Shares
2010	$10.56	6.76%	$377,650	0.69%	0.69%	0.87%	0.20%	178%
2009	$9.93	(3.97)%	$381,277	0.69%	0.69%	0.92%	0.65%	126%
2008	$10.41	(27.53)%	$360,083	0.69%	0.69%	0.90%	0.42%	200%
2007	$14.39	24.00%	$237,778	0.68%	0.68%	1.06%	0.42%	103%
2006	$11.65	6.91%	$71,935	0.59%	0.59%	1.20%	0.77%	124%
Turner Core Growth Fund — Investor Class Shares
2010	$10.49	6.51%	$163,750	0.94%	0.94%	1.12%	(0.05)%	178%
2009	$9.87	(4.21)%	$252,916	0.94%	0.94%	1.17%	0.41%	126%
2008	$10.34	(27.76)%	$260,692	0.94%	0.94%	1.15%	0.15%	200%
2007	$14.33	23.68%	$37,541	0.94%	0.94%	1.31%	0.15%	103%
2006	$11.61	6.52%	$23,418	0.94%	0.94%	1.43%	0.23%	124%
Turner Large Cap Growth Fund — Institutional Class Shares
2010	$4.84	10.00%	$118,164	0.69%	0.69%	0.99%	0.19%	149%
2009	$4.41	(3.52)%	$94,664	0.69%	0.69%	1.21%	0.75%	107%
2008	$4.59	(32.16)%	$28,975	0.69%	0.69%	1.09%	0.21%	213%
2007	$6.78	21.86%	$37,814	0.70%	0.70%	1.23%	0.23%	119%
2006	$5.58	3.40%	$19,510	0.75%	0.75%	1.16%	0.26%	194%
Turner Large Cap Growth Fund — Investor Class Shares
2010	$4.81	9.58%	$1,357	0.94%	0.94%	1.24%	(0.07)%	149%
2009	$4.39	(3.73)%	$1,467	0.94%	0.94%	1.47%	0.58%	107%
2008	$4.57	(32.40)%	$662	0.94%	0.94%	1.36%	(0.05)%	213%
2007 (3)	$6.77	14.36%†	$87	0.94%	0.94%	1.51%	0.13%	119%

*                                                                                         Amount represents less than $0.01 per share.

†                                                                                          Total return is for the period indicated and has not been annualized.

††                                                                                    Inclusive of fees paid indirectly, waivers and/or reimbursements.

†††                                                                              Excludes effect of in-kind transfers and mergers, as applicable.

(1)                                                                                  Based on average shares outstanding.

(2)                                                                                  The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of sales and repurchases of fund shares in relation to fluctuating market value of the investments of the fund.

(3)                                                                                  Commenced operations on January 31, 2007. All ratios for the period have been annualized.

Amounts designated as “—” are either $0, not applicable or have been rounded to $0.

Materials Incorporated By Reference

Information about the Funds is included in the statutory prospectus of the Turner Funds dated January 31, 2010, as supplemented, a copy of which accompanies this Proxy/Prospectus and is incorporated herein by reference.  The summary prospectus of the Funds, dated January 31, 2010, is also incorporated herein by reference.  The Statement of Additional Information dated January 27, 2011, relating to this Proxy/Prospectus is incorporated herein by reference.  This document is on file with the SEC, and is available without charge by calling the Trust at the telephone number stated above or by writing the Trust at the following address:  Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

VOTING INFORMATION

General Information

The Trustees are furnishing this Proxy/Prospectus in connection with the solicitation of proxies for the Special Meeting.  It is expected that the solicitation of proxies will be primarily by mail.  Officers and service contractors of the Trust may also solicit proxies by telephone or otherwise.  Shareholders may vote by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope. Beneficial shareholders also may vote by touch-tone voting or by on-line voting and should refer to their proxy ballot for instructions via touch-tone voting and on-line voting.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

Only Large Cap Growth Fund shareholders of record at the close of business on January 10, 2011 will be entitled to vote at the Special Meeting.  As of that date, the Large Cap Growth Fund had 23,902,815.3910 units of beneficial interest (“shares”) issued and outstanding.  Each whole share held entitles the shareholder to one vote for each dollar (carried forward to two decimal places) of net asset value of such share and each fractional share is entitled to a proportionate fractional vote.

The votes of the shareholders of the Core Growth Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

If an accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting.

Shareholder and Board Approvals

The Plan of Reorganization is being submitted for approval by the Large Cap Growth Fund’s shareholders at the Special Meeting pursuant to the Trust’s Agreement and Declaration of Trust and By-Laws, and was unanimously approved by the Trustees at a meeting held on November 19, 2010.  A majority in interest of the Large Cap Growth Fund entitled to vote constitutes a quorum at the Special Meeting.  Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding voting interests of the Large Cap Growth Fund or (2) 67% or more of the voting interests of the Large Cap Growth Fund present at the Special Meeting if more than 50% of the outstanding voting interests of the Large Cap Growth Fund are represented at the Special Meeting in person or by proxy.  A vote for the Plan of Reorganization includes a vote for the Reorganization; conversely, a vote against the Plan of Reorganization is a vote against the Reorganization.

Quorum and Adjournment

In the event that at the time any session of the Special Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to postpone or adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal. Any such postponement or adjournment will require the affirmative vote of a majority in interest of the Large Cap Growth Fund present in person or by proxy and voting at the session of the Special Meeting to be postponed or adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such a postponement or adjournment, and will vote those proxies required to be voted against any such proposal against any such postponement or adjournment. Subject to the foregoing, the Special Meeting may be adjourned and readjourned without further notice to shareholders.

A quorum is constituted with respect to the Large Cap Growth Fund by the presence in person or by proxy of the holders of a majority in interest of the Large Cap Growth Fund entitled to vote at the Special Meeting.  For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting but which have not been voted.  Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approvals of the Plan of Reorganization.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be considered for quorum determination purposes to be present at the Special Meeting but will have the effect of a “no” vote for purposes of obtaining the requisite approvals of the Plan of Reorganization.

Principal Shareholders

As of September 30, 2010, the officers and Trustees of the Trust as a group owned or controlled less than 1% of the outstanding shares of each of the Core Growth Fund and the Large Cap Growth.  The following table sets forth the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of the Large Cap Growth Fund as of September 30, 2010.  The type of ownership of each entry listed on the table is record ownership.  The percentage of the Core Growth Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

Large Cap Growth Fund	Name and Address	Class; Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FL 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK, NY 10281	Institutional — 1,438,254.5900	5.89%	5.82%
	CHARLES SCHWAB & CO ATTN MUTUAL FUNDS / TEAM S 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Investor — 158,244.7880	56.10%	0.64%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD	Investor — 38,960.3330	13.81%	0.16%

FINANCIAL CENTER NEW YORK, NY 10281-1003
SETRU & CO ATTN:WAYNE BRACKNEY PO BOX 30918 BILLINGS, MT 59107-0918	Investor — 32,455.1480	11.51%	0.13%
MG TRUST COMPANY CUST FBO BERWICK DENTAL ARTS INC P/S PLAN 700 17TH ST STE 300 DENVER, CO 80202-3531	Investor — 16,421.0750	5.82%	0.07%

The following table sets forth the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of the Core Growth Fund as of September 30, 2010.   The type of ownership of each entry listed on the table is record ownership.  The percentage of the Core Growth Fund that would be owned by the below named shareholder upon consummation of the Reorganization is expected to decline.

Core Growth Fund	Name and Address	Class; Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
	CHARLES SCHWAB & CO ATTN MUTUAL FUNDS / TEAM S 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Institutional — 6,356,786.4250	17.77%	12.38%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	Institutional — 5,021,464.8450	14.03%	9.78%
	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	Institutional — 4,531,395.3090	12.66%	8.83%
	MAC & CO A/C	Institutional —	5.76%	4.02%

Core Growth Fund	Name and Address	Class; Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
	ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH, PA 15230-3198	2,060,878.4230
	STANDARD INSURANCE COMPANY ATTN SEP ACCOUNT 1100 SW 6TH AVE PORTLAND OR 97204-1020	Investor — 3,554,344.1390	22.71%	6.88%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	Investor — 3,001,880.3420	19.18%	5.81%
	CHARLES SCHWAB & CO ATTN MUTUAL FUNDS / TEAM S 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Investor — 2,433,907.1110	15.55%	4.71%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Investor — 1,606,317.5230	10.26%	3.11%
	ING LIFE INSURANCE AND ANNUITY COMPANY PO BOX 990065 HARTFORD, CT 06199-0065	Investor — 1,262,183.3080	8.07%	2.44%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.

OTHER INFORMATION

Shareholder Proposals

As a general matter, the Trust does not hold annual meetings of shareholders unless otherwise required by the 1940 Act.  By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.  If the Reorganization is not completed, the next meeting of the shareholders of the Trust will be held at such time as the Board of Trustees may determine or at such time as may be legally required.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder’s meeting should send their written proposals to the Trust at its address stated on the first page of this Proxy/Prospectus.

Other Business

The Trust and Turner know of no business to be presented to the Special Meeting other than the matters set forth in this Proxy/Prospectus.

Householding

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds’ financial reports, prospectuses, proxy statements and other similar documents, including this Proxy/Prospectus, to multiple investors who: share a post office box or residential street address; and either have the same last name or we reasonably believe to be members of the same family, unless we receive contrary instructions from you. If you wish to receive individual delivery of the documents, please contact us at 1-800-224-6312, and individual delivery of the documents will begin within 30 days of your request. Otherwise, delivery of a single copy of the documents to multiple investors will continue indefinitely.

Available Information

The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, files reports and other information with the SEC.  Reports, proxy statements, registration statements and other information filed by Turner may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549.  In addition, these materials can be inspected and copied at certain of the following regional offices of the SEC listed below: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11 Floor, Los Angeles, California 90036. Copies of such materials also can be obtained at prescribed rates from the Public Reference Branch, Office of

Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Some of these items are also available on the Internet at www.sec.gov.  Information included in the Proxy/Prospectus concerning the Trust was provided by the Trust.

Financial Statements

The Funds’ audited financial statements for the fiscal year ended September 30, 2010, including KPMG LLP’s Report of Independent Registered Public Accounting Firm, are included in the Funds’ most recent Annual Report and are incorporated by reference into the Statement of Additional Information relating to this Proxy/Prospectus.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at the address, or by phone at the phone number, on the cover page of this Proxy/Prospectus.

*     *     *

Shareholders who do not expect to be present at the Special Meeting are requested to mark, sign and date the enclosed proxy and return it in the enclosed envelope.  No postage is required if mailed in the United States. Beneficial shareholders also may vote on-line or by telephone.

The Trust will furnish, without charge, copies of its 2010 Annual Report to any shareholder upon request by writing the Trust at the following address: Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805 or by telephone at 1-800-224-6312.

Appendix A

PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the “Plan”) is dated the 19th day of November, 2010, and has been adopted by the Board of Trustees of The Turner Funds (the “Trust”), a Massachusetts business trust, to provide for the reorganization of its Turner Large Cap Growth Fund (the “Transferor Fund”) into its Turner Core Growth Fund (the “Surviving Fund”). The Transferor Fund and the Surviving Fund (each a “Fund” and together, the “Funds”) are each separate investment portfolios of the Trust.

A.                                    Background

The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”). The Board of Trustees of the Trust has determined that it is in the best interests of the Transferor Fund and its respective shareholders to be reorganized through the transfer of all of its assets and liabilities to the Surviving Fund upon the terms set forth in this Plan (the “Reorganization”).

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

B.                                    The Reorganization

1.             At the Effective Time of the Reorganization (as defined below in Section 5 of this Article B), substantially all property of every description, and substantially all interests, rights, privileges and powers of the Transferor Fund, subject to substantially all liabilities of the Transferor Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the “Assets”) will be transferred and conveyed by the Transferor Fund to the Surviving Fund and will be assumed by the Surviving Fund, such that at and after the Effective Time of the Reorganization the Assets of the Transferor Fund will become and be the Assets of the Surviving Fund.  In exchange for the transfer of the Assets of the Transferor Fund, the Surviving Fund will contemporaneously issue to the Transferor Fund full and fractional Class I Shares (Institutional Class Shares) and Class II Shares (Investor Class Shares) of the Surviving Fund.  The number of Class I Shares of the Surviving Fund so issued will have an aggregate net asset value equal to the value of the Assets of Class I Shares of the Transferor Fund.  The number of Class II Shares of the Surviving Fund so issued will have an aggregate net asset value equal to the value of the Assets of Class II Shares of the Transferor Fund.  The net asset value of Class I Shares and Class II Shares of the Transferor Fund and of Class I Shares and Class II Shares of the Surviving Fund shall be determined as of 4:00 p.m., Eastern time, on the business day preceding the Effective Time of the Reorganization, or at such other time as may be determined by the Board of Trustees or an authorized officer of the Trust.  The net asset value of Class I Shares and Class II Shares of the Transferor Fund and Class I Shares and Class II Shares of the Surviving Fund shall be computed in the manner set forth in the Funds’ then current prospectus under the Securities Act of 1933, as amended.  At and after the Effective Time of the Reorganization, all debts, liabilities, obligations and duties of Class I Shares and Class II Shares of the Transferor Fund will attach to Class I Shares and Class II Shares of the Surviving Fund, respectively, as aforesaid and may thenceforth be enforced against the Surviving Fund to the same extent as if the same had been incurred by it.

2.             Prior to the Effective Time of the Reorganization, the Transferor Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment income, if any, for the taxable periods or years ended on or before September 30, 2010 and for the period from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years or periods ended on or before September 30, 2010 and in the period from said date to and including the Effective Time of the Reorganization.

3.             At the Effective Time of the Reorganization, the Transferor Fund will make a liquidating distribution to the holders of its Class I Shares of Class I Shares of the Surviving Fund such that the number of Class I Shares of the Surviving Fund that are distributed to Class I shareholders of the Transferor Fund will, as indicated above in Section 1 of this Article B, have an aggregate net asset value equal to the aggregate net asset value of the Class I Shares of the Transferor Fund that are outstanding immediately prior to the Effective Time of the Reorganization.  Each such Class I shareholder will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time of the Reorganization with respect to Class I Shares of the Transferor Fund held by the shareholder immediately prior to the Effective Time of the Reorganization.

At the Effective Time of the Reorganization, the Transferor Fund also will make a liquidating distribution to the holders of its Class II Shares of Class II Shares of the Surviving Fund such that the number of Class II Shares of the Surviving Fund that are distributed to Class II shareholders of the Transferor Fund will, as indicated above in Section 1 of this Article B, have an aggregate net asset value equal to the aggregate net asset value of the Class II Shares of the Transferor Fund that are outstanding immediately prior to the Effective Time of the Reorganization. Each such Class II shareholder will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time of the Reorganization with respect to Class II Shares of the Transferor Fund held by the shareholder immediately prior to the Effective Time of the Reorganization.

4.             The stock transfer books of the Trust with respect to the Transferor Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time of the Reorganization. Redemption requests received thereafter by the Trust with respect to the Transferor Fund will be deemed to be redemption requests for shares of the Surviving Fund issued in the Reorganization.

5.                                       The “Effective Time of the Reorganization” for purposes of this Plan shall be the opening of business on March 7, 2011, or at such other time as may be determined by the Board of Trustees or an officer of the Trust.

C.                                    Actions by Shareholders of the Transferor Fund

Prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Trustees of the Trust will call, and the Trust will hold, a meeting of the shareholders of the Transferor Fund to consider and vote upon:

(1)                                  Approval of this Plan and the transactions contemplated hereby.

(2)                                  Such other matters as may be determined by the Board of Trustees of the Trust.

D.                                    Conditions to the Reorganization

Consummation of this Plan and the Effective Time of the Reorganization will be subject to:

(1)                                  the approval of the matters referred to in Article C of this Plan by the shareholders of the Transferor Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Trustees of the Trust; and

(2)                                  the following additional conditions:

a.                                       The Trust will have received an opinion of Drinker Biddle & Reath LLP, based on reasonable representations and assumptions, to the effect that:

(i)            the shares of the Surviving Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be legally issued, fully paid and non-assessable; and

(ii)           for federal income tax purposes: (A) the acquisition of the assets of the Transferor Fund by the Surviving Fund in exchange for Surviving Fund shares and the assumption by the Surviving Fund of the liabilities of the Transferor Fund, followed by the distribution of those shares to the Transferor Fund shareholders will constitute a “reorganization” within the meaning of section 368(a)(1)(C) or (D) of the Code, and each such Fund will be “a party to the reorganization” within the meaning of section 368(b) of the Code; (B) the Transferor Fund will recognize no gain or loss upon the transfer of its assets and liabilities to the Surviving Fund; (C) the Surviving Fund will recognize no gain or loss upon the receipt of the assets of the Transferor Fund in exchange for Surviving Fund shares and the assumption of the liabilities of the Transferor Fund; (D) no shareholder of the Transferor Fund will recognize gain or loss upon the receipt of Surviving Fund shares in exchange for Transferor Fund shares; (E) each shareholder of the Transferor Fund will obtain an aggregate tax basis in the Surviving Fund shares received in the exchange equal to the shareholder’s aggregate tax basis in the Transferor Fund shares exchanged; (F) the tax basis of the assets of the Transferor Fund in the hands of the Surviving Fund will be the same as the tax basis of those assets in the hands of the Transferor Fund immediately before the transfer; (G) the holding period of Surviving Fund shares received by each shareholder of the Transferor Fund will include the holding period of the corresponding Transferor Fund shares exchanged by that shareholder, provided that at the time of the exchange the Transferor Fund shares were held by that shareholder as capital assets; and (H) the holding period of the Surviving Fund for the assets of the Transferor Fund transferred to it will include the period during which those assets were held by the Transferor Fund.

b.             All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E.                                      Miscellaneous

1.                                       This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

2.                                       This Plan and the Reorganization contemplated hereby may be abandoned at any time for any reason prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Trustees of the Trust.

3.                                       At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Transferor Fund, the Trust may, upon authorization by the Board of Trustees and with or without the approval of shareholders of the Transferor Fund, amend any of the provisions of this Plan.

4.                                       The transaction expenses incurred in connection with the Reorganization will be borne by Turner Investment Partners, Inc.

5.                                       All persons dealing with the Trust or a Fund must look solely to the property of the Trust or such Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.  No Fund shall be liable for any claims against any other Fund.  The Trust and Turner Investment Partners, Inc. specifically acknowledge and agree that any liability of the Trust under this Plan with respect to a particular Fund, or in connection with the transactions contemplated herein with respect to a particular Fund, shall be discharged only out of the assets of the particular Fund and that no other portfolio of the Trust shall be liable with respect thereto.

6.                                       The Trust, by consent of its Board of Trustees, or an officer authorized by such Board of Trustees, may waive any condition to the obligations of the Transferor Fund or

Surviving Fund hereunder if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Transferor Fund and the Surviving Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed all as of the day and year first above written.

THE TURNER FUNDS
on behalf of the Turner Large Cap Growth Fund and the Turner Core Growth Fund

By	/s/ Thomas R. Trala
Name: Thomas R. Trala
Title: President

Turner Investment Partners, Inc. hereby agrees to join this Plan of Reorganization solely for purposes of Article E(4) and (5) of the Plan

TURNER INVESTMENT PARTNERS, INC.

By:	/s/ Brian F. McNally
Name: Brian F. McNally
Title: General Counsel and Chief Compliance Officer, Principal

PART B

TURNER FUNDS

Turner Core Growth Fund

Statement of Additional Information

January 27, 2011

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
Turner Large Cap Growth Fund	Turner Core Growth Fund
(the “Large Cap Growth Fund”)	(the “Core Growth Fund”)

(each, a series of the Turner Funds)

1205 Westlakes Drive

Suite 100

Berwyn, Pennsylvania 19312

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated January 27, 2011 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Large Cap Growth Fund which is scheduled to be held on February 28, 2011.  A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling the Turner Funds toll free at 800-224-6312.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.  The Reorganization is expected to occur in accordance with the terms of the Plan of Reorganization.

General Information:

This SAI and the Proxy Statement/Prospectus are related to the proposed acquisition of all of the assets of the Large Cap Growth Fund by the Core Growth Fund and the assumption by the Core Growth Fund of all of the liabilities of the Large Cap Growth Fund, in exchange for Institutional Class Shares and Investor Class Shares of the Core Growth Fund having an aggregate value equal to the net asset value of Institutional Class Shares and Investor Class Shares of the Large Cap Growth Fund, respectively, as of the close of business on the business day immediately preceding the effective time of the Reorganization; the distribution of the Core Growth Fund’s Institutional Class Shares to each holder of the Large Cap Growth Fund’s Institutional Class Shares, as of the effective time of the Reorganization, and the distribution of the Core Growth Fund’s Investor Class Shares to each holder of the Large Cap Growth Fund’s Institutional Class Shares, as of the effective time of the Reorganization; and the complete

1

liquidation of the Large Cap Growth Fund (collectively, the “Reorganization”).  The Core Growth Fund will be renamed Turner Large Growth Fund effective January 31, 2011.

Incorporation of Documents By Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents:

(1)                                  Statement of Additional Information of the Turner Funds dated January 31, 2010 (previously filed on EDGAR, Accession No. 0001104659-10-003349), as supplemented May 25, 2010 (previously filed on EDGAR, Accession No. 0001104659-10-030660), June 11, 2010 (previously filed on EDGAR, Accession No. 0001104659-10-033515), September 13, 2010 (previously filed on EDGAR, Accession No. 0001104659-10-048284) and November 19, 2010 (previously filed on EDGAR, Accession No. 0001104659-10-059328).

(2)                                  The audited financial statements and related report of the independent registered public accounting firm included in the Turner Funds’ Annual Report to Shareholders for the fiscal year ended September 30, 2010 (previously filed on EDGAR, Accession No. 0001104659-10-061886).  No other parts of the Annual Report are incorporated herein by reference.

Pro Forma Financial Statements

Under the Plan of Reorganization, the Large Cap Growth Fund will be reorganized into the Core Growth Fund.  Shown below are unaudited pro forma financial statements for the combined Core Growth Fund, assuming the Reorganization, as more fully described in the combined Proxy Statement/Prospectus dated January 27, 2011, had been consummated as of September 30, 2010.

The Pro Forma Combined Schedules of Investments and the Pro Forma Combined Statement of Assets and Liabilities has been adjusted to give effect to the Reorganization as if it had occurred on September 30, 2010.  The Pro Forma Combined Statement of Operations is for the twelve-months ended September 30, 2010 and has been adjusted to give effect to the Reorganization as if it had occurred October 1, 2009.

The unaudited pro forma combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on September 30, 2010.  These pro forma numbers have been estimated in good faith based on information regarding the Large Cap Growth Fund and Core Growth Fund for the twelve month period ended September 30, 2010.

The following unaudited pro forma combined schedules and financial statements have been derived from the schedules and financial statements of the Large Cap Growth Fund and Core Growth Fund and such information has been adjusted to give effect to the Reorganization as if it had occurred on September 30, 2010.  The unaudited pro forma combined schedules and

2

financial statements should be read in conjunction with the financial statements and related notes of the Core Growth Fund included in its Annual Report to Shareholders for the fiscal year ended September 30, 2010, which is incorporated herein by reference to the extent stated above.  The combination of Large Cap Growth Fund and Core Growth Fund will be accounted for as a tax-free reorganization.

3

Turner Large Cap Growth Fund

Turner Core Growth Fund

Pro Forma Combined

Schedule of Investments(a)

As of September 30, 2010

(Unaudited)

		Turner		Turner
	% of	Large Cap		Core Growth		Pro Forma
	Combined	Growth Fund		Fund		Combined
	Net Assets	Shares	Value (000)	Shares	Value (000)	Shares	Value (000)

Common stock†	100.3%
Consumer discretionary	13.2%
Amazon.com*		13,030	$2,046	58,840	$9,241	71,870	$11,287
Coach		38,950	1,673	154,700	6,646	193,650	8,319
DIRECTV, Cl A*		40,180	1,673	144,920	6,033	185,100	7,706
Dollar Tree*		22,195	1,082	78,255	3,816	100,450	4,898
Guess?		35,820	1,455	96,105	3,905	131,925	5,360
Las Vegas Sands*		67,200	2,342	301,910	10,522	369,110	12,864
priceline.com*		3,900	1,359	11,630	4,051	15,530	5,410
Pulte Group*		109,450	959	818,190	7,167	927,640	8,126
Starbucks		99,830	2,554	310,440	7,941	410,270	10,495
Starwood Hotels & Resorts Worldwide		44,650	2,346	122,640	6,445	167,290	8,791
Urban Outfitters*		41,000	1,289	75,460	2,372	116,460	3,661
Total consumer discretionary			18,778		68,139		86,917

Consumer staples	9.2%
Archer-Daniels-Midland		56,880	1,816	323,620	10,330	380,500	12,146
Mead Johnson Nutrition, Cl A		34,320	1,953	187,040	10,645	221,360	12,598
PepsiCo		81,740	5,431	336,950	22,387	418,690	27,818
Whole Foods Market* #		45,790	1,699	174,869	6,489	220,659	8,188
Total consumer staples			10,899		49,851		60,750

Energy	11.2%
Cimarex Energy		25,480	1,686	81,370	5,385	106,850	7,071
Concho Resources*		20,710	1,370	80,850	5,350	101,560	6,720
ConocoPhillips		45,600	2,619	208,330	11,964	253,930	14,583
First Solar* #		6,310	930	28,700	4,229	35,010	5,159
Halliburton		103,740	3,431	423,390	14,002	527,130	17,433
National Oilwell Varco		25,520	1,135	87,730	3,901	113,250	5,036
Occidental Petroleum		27,390	2,144	137,790	10,789	165,180	12,933
QEP Resources		—	—	165,100	4,976	165,100	4,976
Total energy			13,315		60,596		73,911

Financials	12.6%
American Express		49,600	2,084	325,600	13,685	375,200	15,769
Bank of Nova Scotia		20,750	1,106	—	—	20,750	1,106
CB Richard Ellis Group, Cl A*		74,500	1,362	312,620	5,715	387,120	7,077
Citigroup*		259,430	1,012	2,326,800	9,074	2,586,230	10,086
Digital Realty Trust #		—	—	95,830	5,913	95,830	5,913
HDFC Bank ADR #		—	—	27,020	4,982	27,020	4,982
Health Care REIT		—	—	59,770	2,829	59,770	2,829
Host Hotels & Resorts		—	—	393,270	5,695	393,270	5,695
IntercontinentalExchange*		10,800	1,131	71,550	7,493	82,350	8,624
MSCI, Cl A*		—	—	108,570	3,606	108,570	3,606
Simon Property Group		—	—	92,230	8,553	92,230	8,553
T. Rowe Price Group		—	—	177,620	8,892	177,620	8,892
Total financials			6,695		76,437		83,132

Health care	10.9%
Abbott Laboratories		48,580	2,538	221,910	11,593	270,490	14,131
Alexion Pharmaceuticals*		—	—	84,520	5,440	84,520	5,440
Allergan		23,920	1,591	124,580	8,288	148,500	9,879
Celgene*		19,420	1,119	74,560	4,296	93,980	5,415
Cerner*		13,070	1,098	46,380	3,895	59,450	4,993
Express Scripts*		24,390	1,188	112,490	5,478	136,880	6,666
Hospira*		—	—	75,964	4,331	75,964	4,331
Human Genome Sciences*		30,170	899	149,959	4,467	180,129	5,366
Intuitive Surgical*		4,150	1,177	25,278	7,172	29,428	8,349
Universal Health Services, Cl B		34,380	1,336	156,452	6,080	190,832	7,416
Total health care			10,946		61,040		71,986

Industrials	7.7%
Caterpillar		35,020	2,756	143,630	11,301	178,650	14,057
CSX		24,330	1,346	—	—	24,330	1,346
Cummins		30,220	2,737	137,890	12,490	168,110	15,227
Deere		22,770	1,589	106,850	7,456	129,620	9,045
Delta Air Lines*		90,800	1,057	341,080	3,970	431,880	5,027
Fastenal #		24,240	1,289	89,990	4,787	114,230	6,076
Total industrials			10,774		40,004		50,778

		Turner		Turner
	% of	Large Cap		Core Growth		Pro Forma
	Combined	Growth Fund		Fund		Combined
	Net Assets	Shares	Value (000)	Shares	Value (000)	Shares	Value (000)

Information technology	26.7%
Acme Packet*		15,600	592	—	—	15,600	592
Akamai Technologies*		15,790	792	—	—	15,790	792
Apple*		30,780	8,734	116,720	33,119	147,500	41,853
ASML Holding, NY Shares		54,930	1,633	237,750	7,068	292,680	8,701
Atheros Communications*		31,590	832	—	—	31,590	832
Baidu ADR*		16,440	1,687	51,030	5,237	67,470	6,924
Broadcom, Cl A		103,210	3,653	288,080	10,195	391,290	13,848
Cognizant Technology Solutions, Cl A*		40,810	2,631	—	—	40,810	2,631
Cypress Semiconductor*		109,070	1,372	—	—	109,070	1,372
F5 Networks*		18,670	1,938	78,900	8,190	97,570	10,128
Factset Research Systems		—	—	74,769	6,066	74,769	6,066
Fidelity National Information Services		—	—	322,740	8,756	322,740	8,756
Lam Research*		64,120	2,684	322,930	13,515	387,050	16,199
Micron Technology*		142,755	1,029	393,450	2,837	536,205	3,866
Motorola*		305,600	2,607	659,430	5,625	965,030	8,232
NetApp*		34,990	1,742	90,570	4,510	125,560	6,252
Netlogic Microsystems*		50,920	1,404	—	—	50,920	1,404
QUALCOMM		66,000	2,978	296,580	13,382	362,580	16,360
Salesforce.com*		17,440	1,950	67,490	7,545	84,930	9,495
SanDisk*		35,150	1,288	99,590	3,650	134,740	4,938
VMware, Cl A*		25,000	2,124	66,930	5,685	91,930	7,809
Total information technology			41,670		135,380		177,050

Materials	3.2%
Cliffs Natural Resources		15,590	997	70,970	4,536	86,560	5,533
Goldcorp		46,560	2,026	199,950	8,702	246,510	10,728
United States Steel		27,470	1,204	79,030	3,465	106,500	4,669
Total materials			4,227		16,703		20,930

Telecommunication services	4.6%
America Movil, Ser L ADR		—	—	196,610	10,485	196,610	10,485
American Tower, Cl A*		28,670	1,470	—	—	28,670	1,470
NII Holdings*		—	—	224,750	9,237	224,750	9,237
Sprint Nextel*		—	—	1,938,110	8,974	1,938,110	8,974
Total telecommunication services			1,470		28,696		30,166

Utilities	1.0%
Questar		—	—	391,235	6,858	391,235	6,858

Total Common Stock			118,774		543,704		662,478

Cash equivalent	2.3%
BlackRock TempCash Fund Institutional Shares 0.240%** (1)		4,759,963	4,760	10,643,165	10,643	15,403,128	15,403

Total Cash equivalent			4,760		10,643		15,403

Total Investments	102.6%		$123,534		$554,347		$677,881
Liabilities in excess of other assets	-2.6%		(4,013)		(12,947)		(16,960)
Net Assets	100.0%		$119,521		$541,400		$660,921

Total Investments at Cost			$103,879		$453,019		$556,898

As of September 30, 2010, all of the investments of both funds and the pro forma combined fund were considered Level 1. Please see Note 3 in Pro Forma Notes to Combining Financial Statements for further information regarding fair value measurements.

(a)

No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger, securities may need to be sold in order for the Core Growth Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser from buying or selling securities in the normal course of such fund’s business and operations.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2010.
***	This number is listed in thousands.
†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
#

Security fully or partially on loan at September 30, 2010. The total value of securities on loan at September 30, 2010, was $3,911*** for Large Cap Growth Fund, $10,377*** for Core Growth Fund, and $14,288*** for the pro forma combined fund. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

(1)

The Funds lend securities in their portfolios pursuant to a securities lending agreement (“Lending Agreement”) with Morgan Stanley. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the BlackRock TempCash Fund, Institutional Shares, a money market fund. All such investments are made at the risk of the Funds. As such, the Funds are liable for investment losses. The Funds receive an annual fee for their participation in the Lending Agreement based on projected lending activity. This security was fully or partially purchased with cash collateral received from securities lending. The total value of such security at September 30, 2010 was $4,028*** for Large Cap Growth Fund, $10,643*** for Core Growth Fund, and $14,671*** for the pro forma combined fund.

ADR - American Depositary Receipt Cl - Class NY - New York REIT - Real Estate Investment Trust Ser - Series

Turner Large Cap Growth Fund

Turner Core Growth Fund

Pro Forma Combined

Statement of Assets and Liabilities (000)

As of September 30, 2010

(Unaudited)

	Turner		Turner
	Large Cap		Core Growth		Pro Forma	Pro Forma
	Growth Fund		Fund		Adjustments	Combined
Assets:

Investment securities, at cost	$103,879		$453,019		$—	$556,898
Investment securities, at value	$123,534	*	$554,347	*	$—	$677,881	*
Deposits with brokers for options	150		150		—	300
Receivable for investment securities sold	2,866		18,010		—	20,876
Receivable for capital shares sold	168		964		—	1,132
Prepaid expenses	19		54		—	73
Receivable for dividend income	31		290		—	321
Reclaim receivable	—		24		—	24
Total assets	126,768		573,839		—	700,607

Liabilities:

Cash overdraft	—		4,751		—	4,751
Payable for investment securities purchased	2,997		13,466		—	16,463
Payable due to shareholder servicing	—		120		—	120
Obligation to return securities lending collateral	4,028		10,643		—	14,671
Payable for capital shares redeemed	192		3,321		—	3,513
Other accrued expenses	30		138		—	168
Total liabilities	7,247		32,439		—	39,686

Net assets	$119,521		$541,400		$—	$660,921

Net Assets:

* Includes market value of securities on loan	$3,911	$10,377	$—	$14,288

Portfolio capital	$127,153	$707,458	$—	$834,611
Undistributed net investment income	153	539	—	692
Accumulated net realized loss on investments, securities sold short, written options and foreign currency transactions	(27,440)	(267,925)	—	(295,365)
Net unrealized appreciation on investments, written options and securities sold short	19,655	101,328	—	120,983
Net Assets	$119,521	$541,400	$—	$660,921

Outstanding shares of beneficial interest (1)

Institutional Class Shares (a)(2)	24,424,395	35,778,341	(13,229,598)	46,973,138
Investor Class Shares (b)(2)	282,091	15,610,829	(152,680)	15,740,240

Net Assets

Institutional Class Shares (a)(2)	$118,164,010	$377,649,736	$—	$495,813,746
Investor Class Shares (b)(2)	1,357,462	163,750,027	—	165,107,489
Net Assets	$119,521,472	$541,399,763	$—	$660,921,235

Net asset value, offering and redemption price per share

Institutional Class Shares	$4.84	$10.56	$—	$10.56
Investor Class Shares	$4.81	$10.49	$—	$10.49

(a) Institutional Class shares of Large Cap Growth Fund are exchanged for new Institutional Class shares of Core Growth Fund.

(b) Investor Class shares of Large Cap Growth Fund are exchanged for new Investor Class shares of Core Growth Fund.

(1) Unlimited authorization — par value $0.00001.

(2) Shares and Net Assets have not been rounded.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

Turner Large Cap Growth Fund

Turner Core Growth Fund

Pro Forma Combined

Statement of Operations (000)

For the Year Ended September 30, 2010

(Unaudited)

	Turner	Turner
	Large Cap	Core Growth	Pro Forma		Pro Forma
	Growth Fund	Fund	Adjustments		Combined
Investment Income:
Dividend	$1,062	$6,732	$—		$7,794
Securities lending	5	43	—		48
Foreign taxes withheld	(6)	(86)	—		(92)
Total Investment Income	1,061	6,689	—		7,750

Expenses

Investment advisory fees	728	4,495	—		5,223
Administrator fees	172	1,061	—		1,233
Shareholder service fees(1)	3	769	—		772
Chief compliance officer fees	8	50	—		58
Custodian fees	17	44	(6	)(2)	55
Transfer agent fees	138	256	(5	)(2)	389
Printing fees	27	168	—		195
Registration fees	43	48	(31	)(2)	60
Professional fees	37	242	—		279
Trustees’ fees	12	75	—		87
Insurance and other fees	16	90	(5	)(2)	101
Total expenses	1,201	7,298	(47)		8,452
Less:
Investment advisory fee waiver	(361)	(1,360)	47		(1,674)
Net expenses	840	5,938	—		6,778

Net investment income	221	751	—		972

Net realized gain from securities sold	1,898	28,303 †	—		30,201
Net change in unrealized appreciation (depreciation) on investments	10,470	6,444	—		16,914
Net realized and unrealized gain on investments	12,368	34,747	—		47,115

Net increase in net assets resulting from operations	$12,589	$35,498	$—		$48,087

(1) Attributable to Investor Class Shares only.

(2) Decrease due to the elimination of of duplicative expenses achieved by merging the funds.

† Includes realized gains and losses as a result of in-kind transactions (see Note 13 in the Notes to Financial Statements of the Funds dated September 30, 2010).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

Turner Large Cap Growth Fund

Turner Core Growth Fund

Pro Forma Notes to Combining Financial Statements

September 30, 2010 (Unaudited)

1. Description of the Funds

The Turner Core Growth Fund (the “Core Growth Fund”) and the Turner Large Cap Growth Fund (the “Large Cap Growth Fund”), each a “Fund” and collectively the “Funds”, are series of the Turner Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirteen active portfolios as of September 30, 2010.  The Core Growth Fund is registered as a diversified portfolio of the Trust while the Large Cap Growth Fund is non-diversified.

The Funds are registered to offer different classes of shares: Institutional Class Shares, Investor Class Shares, Retirement Class Shares, Class C Shares, or a combination of the four. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

Expenses that are specifically attributed to one of the Funds are charged to that Fund. Certain other expenses of the Funds are prorated among the Funds on the basis of relative daily net assets. Other common expenses of the Trust are allocated among the Funds on the basis of relative daily net assets.

Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

The Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually.

2. Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Large Cap Growth Fund by the Core Growth Fund as if such acquisition had taken place as of September 30, 2010.

Under the terms of the Plan of Reorganization, the reorganization of the Large Cap Growth Fund into the Core Growth Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of all of the net assets of the Large Cap Growth Fund in exchange for shares of the Core Growth Fund at net asset value. Institutional Class Shares of the Core Growth Fund will be issued in exchange for Institutional Class Shares of the Large Cap Growth Fund, and Investor Class Shares of the Core Growth Fund will be issued in exchange for Investor Class Shares of the Large Cap Growth Fund. The statement of assets and liabilities and the related statement of operations of the Large Cap Growth Fund and the Core Growth Fund have been combined as of and for the year ended September 30, 2010.  Following the acquisition, the Core Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the accounting survivor and the results of operations for pre-combination periods of the accounting survivor will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and notes thereto of the Funds dated September 30, 2010, which are incorporated by reference into this Statement of Additional Information.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Large Cap Growth Fund by Core Growth Fund had taken place as of October 1, 2009.

3. Security Valuation

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long positions and the most recent quoted ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price or ask price, as applicable, from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ adviser (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ administrator (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and approved by the Committee, the Administrator notifies the Adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market. The guidance established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value in accordance with the guidance, during the year ended September 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. For the year ended September 30, 2010, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of investments. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

As of September 30, 2010, all of the investments of both Funds and the Pro Forma Combined Fund were considered Level 1.  Please refer to the Schedule of Investments for a listing of all securities held in the Funds.

Securities sold short—As consistent with each Fund’s investment objectives, the Funds may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends are shown as an expense for financial reporting purposes.  To borrow the security, the Fund also may be required to pay a fee, which is shown as an expense for financial reporting purposes. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short positions. The Core Growth Fund and Large Cap Growth Fund have not engaged in short sales during the year ended September 30, 2010.

Option transactions—As consistent with each Fund’s investment objectives, the Funds may write covered call options as a means of increasing the yield on their portfolios and as a means of providing limited protection against decreases in their market value. The Funds may purchase put and call options to protect against a decline in the market value of the securities in their portfolio or to anticipate an increase in the market value of securities that the Funds may seek to purchase in the future. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. Option contracts are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security). Realized and unrealized gains and losses on written option transactions are shown on the Statement of Operations as net realized gain (loss) on written option contracts and net change in unrealized appreciation (depreciation) on written option contracts, respectively. The Core Growth Fund and Large Cap Growth Fund have not engaged in option transactions during the year ended September 30, 2010.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Core Growth Fund that would have been issued at September 30, 2010, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the Large Cap Growth Fund, as of September 30, 2010, divided by the net asset value per share of the shares of the Core Growth Fund as of as of September 30, 2010.

The pro forma number of shares outstanding, by class, for the combined fund consists of the following at September 30, 2010:

Class of Shares	Shares of Core Growth Fund Pre- Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Institutional Class	35,778,341	11,194,797	46,973,138
Investor Class	15,610,829	129,411	15,740,240

5. Federal Tax Information

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

At September 30, 2010, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for the investments held by the Funds, excluding securities sold short and written options, were as follows (000):

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Large Cap Growth Fund	$103,893	$21,450	$(1,809)	$19,641
Core Growth Fund	454,788	106,003	(6,444)	99,559
Pro Forma Combined Fund	558,681	127,453	(8,253)	119,200

The tax cost of investments will remain unchanged for the combined fund.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY. YOUR PROMPT RESPONSE WILL SAVE YOUR FUND

THE EXPENSE OF ADDITIONAL MAILINGS. RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

LABEL BELOW FOR BROADRIDGE USE ONLY!

PO# M-4329

TURNER INVESTMENTS

TURNER LARGE CAP GROWTH FUND

ORIGINAL 1-UP 1/10/11 KD

DOREEN (TURNER LARGE CAP GROWTH FUND M4329 - 2011 DH)

REVIEW #1 1/10/11 KD

PROXY CARD

TURNER FUNDS

SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 28, 2011

TURNER LARGE CAP GROWTH FUND

The undersigned, hereby appoints Brian F. McNally and Thomas R. Trala as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Large Cap Growth Fund (the “Fund”) of the Turner Funds, to be held at the offices of Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 on February 28, 2011, at 11:00 a.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the “Meeting”) all shares of beneficial interest of the Fund that the undersigned would be entitled to vote if personally present at the Meeting on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JANUARY 27, 2011

Dated: , 2011

BROADRIDGE EDITS: # OF CHANGES / PRF 1 PRF 2	Signature(s) of Shareholder(s)	(Please Sign in Box)

OK TO PRINT AS IS* *By signing this form you are authorizing
Broadridge to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

NOTE: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DH Turner

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.

BROADRIDGE EDITS: # OF CHANGES / PRF 1 PRF 2

OK TO PRINT AS IS* *By signing this form you are authorizing Broadridge to print this form in its current state.

LABEL BELOW FOR BROADRIDGE USE ONLY!	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
PO# M-4329
TURNER INVESTMENTS
TURNER LARGE CAP GROWTH FUND
ORIGINAL 1-UP 1/10/11 KD
DOREEN (TURNER LARGE CAP GROWTH FUND M4329 - 2011 DH)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TURNER FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN

1.

To approve a Plan of Reorganization which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Turner Large Cap Growth Fund (the “Large Cap Growth Fund”) to the Turner Core Growth Fund (the “Core Growth Fund”) in exchange for Institutional Class Shares and Investor Class Shares of the Core Growth Fund; and (2) the distribution of the Institutional Class Shares of the Core Growth Fund to the shareholders of Institutional Class Shares of the Large Cap Growth Fund and the distribution of the Investor Class Shares of the Core Growth Fund to the shareholders of Investor Class Shares of the Large Cap Growth Fund in liquidation of the Large Cap Growth Fund.

	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

DH Turner